                                   ACE*COMM's
                            Master Support Agreement





                                  PREPARED FOR:

                        LOGIX COMMUNICATIONS CORPORATION
                     A SUBSIDIARY OF DOBSON WIRELINE COMPANY









                                  PREPARED BY:

                                    ACE*COMM
                             704 Quince Orchard Road
                          Gaithersburg, Maryland 20878









                            PROPRIETARY RIGHTS NOTICE

All rights reserved. This material contains the valuable properties and trade secrets of ACE*COMM of Gaithersburg, Maryland, United States of America embodying substantial creative efforts and confidential information, ideas, and expressions. no part of which may be reproduced or transmitted in any form or by any means, electronic, mechanical, or otherwise, including photocopying and recording or in connection with any information storage retrieval system without the permission in writing from ACE*COMM.


                          GOVERNMENT RESTRICTED RIGHTS

Use, duplication, or disclosure by the Government is subject to restrictions as set forth in subparagraph (c)(i)(ii) of the Rights in Technical Data and Computer Software clause DFARS 52.227-7013. Manufacturer is ACE*COMM 704 Quince Orchard Road, Gaithersburg, MD 20878.

                            MASTER SUPPORT AGREEMENT


This Agreement is made as of June____, 1998, by and between ACE*COMM Corporation, located at 704 Quince Orchard Road, Gaithersburg, Maryland 20878, hereinafter called "ACE*COMM", and LOGIX Communications Corporation, a subsidiary of Dobson Wireline Company located at 13439 N. Broadway Extension, Oklahoma City, OK 73114 hereinafter referred to as "Customer", for the purchase by Customer of certain system support services under the following terms and conditions:

ARTICLE I SCOPE OF AGREEMENT


ACE*COMM agrees to provide Customer support services, hereinafter called "Support", for items listed in Schedules A through F hereof. Scheduling of such Support will be decided by mutual agreement.

Contingent upon the terms specified in Article II hereof, Support under this Agreement will include the following:

         A.1      Customer Telephone Support

                           The Customer Telephone Support Service is offered from 8:30 a.m. to 10:00 p.m. Monday - Thursday and 8:30 a.m. to 6:00 p.m. Friday Eastern Time weekdays except holidays. The current holidays are New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and the following Friday, and Christmas Day. After hours support is available via paging service.

         A.2 Product support services for the NetPlus Software as listed in Schedule A which shall include the following:

                  1. Resolution of problems associated with generic and custom application software provided by ACE*COMM.

                  2. Improvements made available through new releases of the application software features that resolve problems or potential problems inherent in the customer's software set.

                  3. Installation of the new software release via remote dial-up access.

                  4. Old version to new version conversion tools as necessary.


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

                  5.       Documentation updates and improvements.

                  6. Coverage of the installed operating system. All sites listed must be operating at the same revision level, of the operating system.

                  7. This coverage does not include maintenance required for third party software products.

         A.3      Operating System support, as listed in Schedule B, includes:

                  1.       problem identification and resolution.

                  2. assistance with system start-up and shutdown procedures, disk management procedures, such as disk defragmentation, and other system administrative housekeeping procedures.

                  3. site configuration setup and modification, as required, for approved device software connections, such as printers, modems, terminals, and switch interfaces.

                  4. assistance with backup procedures, including standalone backups, incremental backups, and application software backups, and with file restoration procedures.

                  5. This coverage does not include the cost of software modifications to the Operating System, required as a result of equipment modifications installed by parties other than ACE*COMM.

                  6. This coverage does not include maintenance required for third party software products other than the Operating System unless such product is provided by ACE*COMM.

         A.4 Product support services for the hardware systems as listed in Schedule C, which includes the following:

                  1.       Maintenance of the installed equipment.

                  2. Replacement of all defective applicable hardware parts (labor included). Shipment will be made via next day air service within eight (8) normal business hours of identification of defective parts.

                  3. Six (6) hour response. Upon notification of a hardware or software failure by the customer, ACE*COMM will provide response within the next business day.

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

         A.5      Optional software support as described in Schedule D.

         A.6      Time and Materials Support

                  If a Customer does not choose to purchase these services on a fixed price basis, ACE*COMM can provide Support under our Time and Materials Program. Before the work may begin, the Customer must provide a Purchase Order for at least $1,000 for each problem to obtain Telephone Support. ACE*COMM will investigate the problem and either resolve the problem or provide a cost estimate for the resolution of the problem under this Purchase Order. If the problem has not been resolved and Customer wants ACE*COMM to resolve the problem, the Customer will issue a Purchase Order for the full amount of the estimate. ACE*COMM will invoice the Customer for the full cost to resolve the problem including parts and labor at the currently applicable rates. The invoiced amount will not be less than $600 nor greater than the amount of the Customer's Purchase Order. All Customers covered under Technical Support Agreements will have priority over Time and Materials Customers in the event of a conflict for resources. The current Labor Rates are given in Schedule E.

         B.       Problem Resolution

                  A problem is defined as the failure of any unaltered software or unaltered hardware listed in Schedules A through D hereof to comply with customer-level documentation, when operating within the specified or operational environment established at the customer site or ACE*COMM service Center, at the time of initial installation or as a failure of the documentation to adequately document the operations of the software. The supplied software or hardware systems should not have been expanded nor otherwise altered, except by ACE*COMM, since the time of installation. Similarly, any host interfacing or associated systems, not supplied by ACE*COMM, shall be unaltered and operating in accordance with the manufacturer's specifications, at the time of installation. Connection of any equipment in the installed system without prior written approval from ACE*COMM shall render this agreement void.

                  Problem Resolution support shall include the-following:

                  1. Assisting the Customer in isolating problems and preparing problem documentation.

                  2. Providing problem resolution by one or more of the following methods:

                           Replacement of appropriate hardware components or corrected executable code as necessary.

                           Corrected documentation

                           Published feature limitations

         C.       Support Outside Scope

                  Support provided outside the Scope of this Agreement (such as additional operator training, Hardware or Software not listed in Schedules A to E, problems induced by malfunctions of systems not covered under this agreement, or data recovery) will be charged at ACE*COMM's current time and expense rates as listed in Schedule E.

ARTICLE II CUSTOMER RESPONSIBILITIES

To receive the support outlined in Article I hereof, the customer must provide the following items:

         A. A dial-up/dial-out communications line to/from Gaithersburg, Maryland to Customer's site and communications hardware at the Customer's site to allow ACE*COMM personnel to access the Customer's computer hardware, software and database for problem analysis and resolution. The customer shall provide appropriate security procedures to control access to this line and any sensitive data.

         B. All expendable items, i.e., printer ribbons, magnetic tapes, drums, diskettes, batteries, etc.

         C. Sufficient notification and applicable documentation on any problem to allow duplication of the problem on ACE*COMM equipment and software, when necessary.

         D. Appropriate magnetic data storage media for the transportation of computer software between ACE*COMM and Customer's site.

         E. Access to the hardware site if on-site maintenance is required.

         F. ACE*COMM and the Customer will be responsible for implementing and following procedures to conduct full backups of the system. In the event of database loss or of a system failure that causes a database loss, ACE*COMM will assist in restoring the database from the latest backup tape created and archived. ACE*COMM and the Customer will be responsible for re-entering any system updates not recovered from the latest backup tape.

ARTICLE III MOVEMENT OF EQUIPMENT

         A. Customer shall notify ACE*COMM ten (10) days prior to moving or reconfiguring any equipment covered by this Maintenance Agreement. ACE*COMM shall be under no obligation to continue service if the equipment is moved without notification to ACE*COMM.

         B. ACE*COMM, if requested to by customer, shall supervise the deinstallation and reinstallation of the equipment that the Customer shall wish to move. Monthly charges shall be suspended when the equipment is deinstalled. Charges will be adjusted and/or reinstated on the date following the equipment's reinstallation. The Customer shall pay for all labor, materials and travel costs provided to facilitate or remedy problems caused by the movement of the equipment at ACE*COMM's current rates, terms and conditions.


ARTICLE IV TERM OF AGREEMENT

The initial term of this Agreement shall be sixty (60) months from the date indicated above. Following the sixty (60) months period, Customer shall have the opportunity to renew this Support Agreement in a minimum of twelve (12) month increments. Any subsequent renewal will remain in effect until it expires or until terminated by either party upon sixty (60) days prior written notice.

ARTICLE V PRICE

         A. Customer shall pay ACE*COMM in the annual amount(s) listed in Schedule G of this Agreement for the Support specified herein.

         B. Should travel be necessary, Customer will be charged for all travel expenses incurred by ACE*COMM in addition to amount(s) listed in Schedules A, B, C, and D.

         C. For services required at a time other than those set forth in this Agreement and for services required because of damages resulting from accident, transportation, neglect, or misuse, operation of the equipment outside of the manufacturer's environmental specifications, failure of electrical power, air conditioning or humidity control, said service charges shall be at the per call rate in effect at the time service is rendered.

         D. Remedial service calls wherein the problem is determined to be other than as covered by this Maintenance Agreement shall be billed to the Customer at the per call rate in effect at the time of call.


         E. Charges not covered by this Maintenance Agreement are Customer's responsibility and the Customer shall pay for sales, use and like taxes.

ARTICLE VI  PAYMENT TERMS

         A.       Customer agrees to pay ACE*COMM for the Support specified in
                  Article I of this agreement within thirty (30) days.

         B. All other charges not included in paragraph A Article I will be invoiced upon completion of any services rendered. Payment shall be due upon receipt of invoice. All payments shall be made to ACE*COMM at:

                           ACE*COMM
                           P.O. Box 79201
                           Baltimore, MD 21279-0201

         C. Nonpayment of any amounts over ninety (90) days past due to ACE*COMM under this or any other Agreement between the parties shall give ACE*COMM the right to discontinue the Support specified herein until all such delinquent invoices are paid in full.

         D. Late Payments - Payments not received within thirty days of the date of invoice will be assessed a late payment penalty of 1 1/2% per month on the unpaid balance.

ARTICLE VII WARRANTY AND REMEDIES

ACE*COMM warrants that the Licensed Software and/or applicable hardware improvements, additions and enhancements when delivered will conform to the user level documentation for each item thereof. However, customer understands that it may have inherent defects and agrees that ACE*COMM's sole liability and Licensee's sole remedy is for ACE*COMM to provide all reasonable services to correct such defects which ACE*COMM's diagnosis indicates are caused by a defect in an unaltered version of the delivered Licensed Software or applicable hardware. This constitutes the sole warranty made by ACE*COMM and is in lieu of all other warranties, expressed, implied, or statutory, including but not limited to the implied warranties of mercantile and fitness for a particular purpose, and of any other warranty obligation on the part of ACE*COMM regarding licensed software and/or applicable hardware.

ACE*COMM's sole and exclusive liability under this warranty or under any obligation assumed hereunder shall be to provide the services specified herein.

ARTICLE VIII DAMAGE LIMITATIONS

ACE*COMM shall not be liable for any loss of profits, loss of data, loss of use, or any indirect, special, incidental or consequential damages, of any kind, in connection with or arising out of ACE*COMM's performance under this Agreement unless ACE*COMM's actions are found to be willful, wanton or grossly negligent. No obligation or liability shall arise or flow out of ACE*COMM's rendering technical or other advice unless ACE*COMM's actions are found to be willful or wanton or grossly negligent. ACE*COMM's maximum liability regardless of the form of action taken shall not in any event exceed the individual transaction charges paid under this Agreement unless ACE*COMM's actions are found to be willful or wanton or grossly negligent.

ARTICLE IX CONTINGENCIES

ACE*COMM shall not be liable for any delay in performance or for non-performance, in whole or in part, caused by the occurrence of any contingency beyond the control either of ACE*COMM or ACE*COMM's suppliers, including by way of illustration but not limiting, war (whether an actual declaration thereof is made or not), sabotage, insurrection, riot or other act of civil disobedience, act of a public enemy, failure or delay in transportation, act of any government or any agency or subdivision thereof, judicial action, labor dispute, accident, fire, explosion, flood, storm or other act of God, shortage of labor, fuel, raw material or machinery or technical failure where ACE*COMM exercised ordinary care in the prevention thereof.

ARTICLE X ASSIGNMENT

Neither party may assign this Agreement without the written consent of the other party which shall not be unreasonably withheld except that Customer may, upon notice, assign its rights and obligations to any parent company or subsidiary company.

ARTICLE XI APPLICABLE LAW

This Agreement shall be governed by the laws of the State of Texas, United States of America.

ARTICLE XII SOFTWARE RIGHTS

ACE*COMM shall have unlimited rights to further use or market all software problem solutions arising out of this Agreement.

ARTICLE XIII PROPRIETARY INFORMATION

ACE*COMM does not desire to receive proprietary information. In those instances where it is mutually desirable for ACE*COMM to do so, such information will only be accepted under the terms of a definitive Non-Disclosure Agreement signed by an officer of ACE*COMM. Under no other circumstances will ACE*COMM agree to keep confidential, secret, or proprietary any ideas, concepts, know-how, or techniques or any other information relating to data processing, whether submitted to ACE*COMM or developed under this Agreement.

ARTICLE XIV NOTICES

All notices, requests, demands, and other communications required or permitted under this Contract and the transactions contemplated herein shall be in writing and shall be deemed to have been duly given, made and received when sent by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the parties as set forth above. Either party may alter the address of which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this paragraph for giving notice.

ARTICLE XV LICENSED SOFTWARE

This Agreement in no way alters either party's obligations under any existing Program License Agreement between ACE*COMM and Customer.

ARTICLE XVI SUBCONTRACTING

ACE*COMM with notice to Customer may, subcontract for any On-site Service provided to Customer. Such subcontract will not release ACE*COMM from any of its obligations in this Agreement, and there will be no further assignment to any third or subsequent subcontractor without the consent of Customer.

ARTICLE XVII SEVERABILITY

In the event any part of this Agreement is held to be unenforceable, the balance of this Agreement shall not be affected and shall remain in full force and effect during the terms of the Agreement.

ARTICLE XVIII COMPLETE AGREEMENT

No other agreement, representations, or understandings, expressed or implied, not specified herein, apply to this Agreement or services furnished hereunder. No change to this Agreement shall take effect until approved in writing by both parties.



LOGIX COMMUNICATIONS                        ACE*COMM CORPORATION
CORPORATION
A subsidiary of Dobson Wireline
Company

By:    /s/ William Hoffman                  By:   /s/ Dr. Thomas V. Russotto
   --------------------------------            -----------------------------
         William Hoffman                           Dr. Thomas V. Russotto


Title:                                      Title:
      -----------------------------               --------------------------
         Chief Operating Officer                        Vice President


Date:           6/30/98                     Date:           6/30/98
     ------------------------------              ---------------------------

                            MASTER SUPPORT AGREEMENT
                                   SCHEDULE D
                          OPTIONAL SERVICES PRICE LIST


DESCRIPTION                                        PRICE
-----------                                        -----

24 Hour Reporting Service                          $40 per month (Note 1)

Emergency Service Request                          $1,000 each request (Note 2)


Note 1: This service allows the customer to report problems for 24 hours per day seven days per week. Unless an Emergency Service Request (ESR) is authorized, work to correct the problem will commence with the next business day. This option must be included in the agreement, either initially or by amendment before it can be invoked.

Note 2: Emergency Service Request entitles the customer to up to four hours of support outside the normal support hours (8:30 A.M. to 5:00 P.M. Eastern Time) to correct a reported problem. ESRs may only be invoked in conjunction with 24 hour telephone reporting service.


                            MASTER SUPPORT AGREEMENT
                                   SCHEDULE E
                              CURRENT LABOR RATES*

                      REMOTE SOFTWARE/HARDWARE MAINTENANCE

-------------------------------------------------------------------------------------
                         Customer Under Continuing Maintenance        All Others
-------------------------------------------------------------------------------------
                           Work Covered       Work Not Covered
                         Under Agreement      Under Agreement
-------------------------------------------------------------------------------------
         SCHEDULE        RATE    MINIMUM      RATE     MINIMUM      RATE    MINIMUM
-------------------------------------------------------------------------------------
8-5 M/F EDT               0        None       $150       $600       $150      $600
-------------------------------------------------------------------------------------
After Hours              $150      $600       $150       $600       $250     $1,000
-------------------------------------------------------------------------------------
Emergency                $150      $600       $150       $600       $300     $1,200
-------------------------------------------------------------------------------------

and Living Expenses

                            MASTER SUPPORT AGREEMENT
                                   SCHEDULE F
                        MAXIMUM SOFTWARE MAINTENANCE COST


PERIOD OF SUPPORT                   6/10/98   through       6/8/03


      DESCRIPTION                      YEAR 3       YEAR 4       YEAR 5
      -----------                      ------       ------       ------
APPLICATIONS SOFTWARE SUPPORT        $500,000     $500,000      $500,000









                                      -3-
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                                                                        ACE*COMM
                                                  An ISO 9001 Registered Company

                        LOGIX COMMUNICATIONS CORPORATION,
                     a Subsidiary of Dobson Wireline Company


                        Master Preferred Escrow Agreement
--------------------------------------------------------------------------------


Escrow Agreement attached

                            Master Number __________


This Agreement is effective _______, 19__ among Data Securities International, Inc. ("DSI"), ACE*COMM Corporation ("ACE*COMM") and any party signing the Acceptance Form attached to this Agreement ("Logix Communications Corporation, a subsidiary of Dobson Wireline Company"), who collectively may be referred to in this Agreement as "the parties".

A. Depositor and Preferred Beneficiary have entered or will enter into a license agreement, development agreement, and/or other agreement regarding certain Proprietary technology of Depositor (referred to in this Agreement as "the license agreement").

B. Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C. The availability of the proprietary technology of Depositor is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

D. Depositor and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of certain proprietary technology materials of Depositor.

E. The parties desire this Agreement to be supplementary to the license agreement pursuant to 11 United States [Bankruptcy] Code, Section 365(n).

ARTICLE 1 - DEPOSITS

1.1 OBLIGATION TO MAKE DEPOSIT. Upon the signing of this Agreement by the parties, including the signing of the Acceptance Form, Depositor shall deliver to DSI the proprietary information, including source code media and relevant documentation commentary, and other materials ("deposit materials") required to be deposited by the license agreement or, if the license agreement does not identify the materials to be deposited with DSI, then such materials will be identified on an Exhibit A. If Exhibit A is applicable, it is to be prepared and signed by Depositor and Preferred Beneficiary. DSI shall have no obligation with respect to the preparation, signing or delivery of Exhibit A.

1.2 IDENTIFICATION OF TANGIBLE MEDIA. Prior to the delivery of the deposit materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the deposit materials are written or stored. Additionally, Depositor shall complete Exhibit B to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity. The Exhibit B must be signed by Depositor and delivered to DSI with the deposit materials. Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the deposit account as required in Section 2.2 below.

1.3 DEPOSIT INSPECTION. When DSI receives the deposit materials and the Exhibit B, DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the deposit materials to the item descriptions and quantity listed on the Exhibit B. In addition to the deposit inspection, Preferred Beneficiary may elect to cause a verification of the deposit materials in accordance with Section 1.6 below.

1.4 ACCEPTANCE OF DEPOSIT. At completion of the deposit inspection, if DSI determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, DSI will date and sign the Exhibit B and mail a copy thereof to Depositor and Preferred Beneficiary. If DSI determines that the labeling does not match the item descriptions or quantity on the Exhibit B, DSI will (a) note the discrepancies in writing on the Exhibit B; (b) date and sign the Exhibit B with the exceptions noted; and (c) provide a copy of the Exhibit B to Depositor and Preferred Beneficiary. DSI's acceptance of the deposit occurs upon the signing of the Exhibit B by DSI. Deliver of the signed Exhibit B to Preferred Beneficiary is Preferred Beneficiary's notice that the deposit materials have been received and accepted by DSI.

1.5      DEPOSITOR'S REPRESENTATIONS. Depositor represents as follows:

         a. Depositor lawfully possesses all of the deposit materials deposited with DSI;

         b. With respect to all of the deposit materials, Depositor has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement;

         c. The deposit materials are not subject to any lien or other encumbrance; and

         d. The deposit materials consist of the proprietary information and other materials identified either in the license agreement or Exhibit A, as the case may be.

1.6 VERIFICATION. Preferred Beneficiary shall have the right, at Preferred Beneficiary's expense, to cause a verification of any deposit materials. A verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the deposit materials. If a verification is elected after the deposit materials have been delivered to DSI, then only DSI, or at DSI's election an independent person or company selected and supervised by DSI, may perform the verification.

1.7 DEPOSIT UPDATES. Unless otherwise provided by the license agreement, Depositor shall update the deposit materials within: 15 days of each release of a new version of the product which is subject to the license agreement. Such updates will be added to the existing deposit. All deposit updates shall be listed on a new Exhibit B and the new Exhibit B shall be signed by Depositor. Each Exhibit B will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Exhibit B. The processing of all deposit updates shall be in accordance with Sections 1.2 through 1.6 above. All references in this Agreement to the deposit materials shall include the initial deposit materials and any updates.

1.8 REMOVAL OF DEPOSIT MATERIALS. The deposit materials may be removed and/or exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.

ARTICLE 2 - CONFIDENTIALLY AND RECORD KEEPING

2.1 CONFIDENTIALITY. DSI shall maintain the deposit materials in a secure, environmentally safe, locked receptacle which is accessible only to authorized employees of DSI. DSI shall have the obligation to reasonably protect the confidentiality of the deposit materials. Except as provided in this Agreement DSI shall not disclose, transfer, make available, or use the deposit materials. DSI shall not disclose the content of this Agreement to any third party. If DSI receives a subpoena or other order of a court or other judicial tribunal pertaining to the disclosure or release of the deposit materials, DSI will immediately notify the parties to this Agreement. It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; provided, however, that DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any court or other judicial tribunal order. (See Section 7.5 below for notices of requested orders.)

2.2 STATUS REPORTS. DSI will issue to Depositor and Preferred Beneficiary a report profiling the account history at least semi-annually DSI may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

2.3 AUDIT RIGHTS. During the term of this Agreement, depositor and Preferred Beneficiary shall each have the right to inspect the written records of DSI pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice.

ARTICLE 3 - GRANT OF RIGHTS TO DSI

3.1 TITLE TO MEDIA. Depositor hereby transfers to DSI the title to the media upon which the proprietary information and materials are written or stored. However, this transfer does not include the ownership of the proprietary information and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

3.2 RIGHT TO MAKE COPIES. DSI shall have the right to make copies of the deposit materials as reasonably necessary to perform this Agreement. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the deposit materials onto any copies made by DSI. With all deposit materials submitted to DSI, Depositor shall provide any and all instruction as may be necessary to duplicate the deposit materials including but not limited to the hardware and/or software needed.

3.3 RIGHT TO SUBLICENSE UPON RELEASE. As of the effective date of this Agreement, Depositor hereby grants to DSI a nonexclusive, irrevocable, perpetual, and royalty-free license to sublicense the deposit materials to Preferred Beneficiary upon the release, if any, of the deposit materials in accordance with Section 4.5 below. Except upon such a release, DSI shall not sublicense or otherwise transfer the deposit materials.


ARTICLE 4 - RELEASE OF DEPOSIT

4.1 RELEASE CONDITIONS. As used in this Agreement, "Release Conditions" shall mean the set of conditions set forth in ACCEPTANCE FORM.

4.2 FILING FOR RELEASE. If Preferred Beneficiary believes in good faith that a Release Condition has occurred, Preferred Beneficiary may provide to DSI written notice of the occurrence of the Release Condition and a request for the release of the deposit materials. Upon receipt of such notice, DSI shall provide a copy of the notice to Depositor, by certified mail, return receipt requested, or by commercial express mail.

4.3 CONTRARY INSTRUCTIONS. From the date DSI mails the notice requesting release of the deposit materials, Depositor shall have ten business days to deliver to DSI Contrary Instructions. "Contrary Instructions" shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured. Upon receipt of Contrary Instructions, DSI shall send a copy to Preferred Beneficiary by certified mail, return receipt requested, or by commercial express mail. Additionally, DSI shall notify both Depositor and Preferred Beneficiary that there is a dispute to be resolved pursuant to the Dispute Resolution section of this Agreement (Section 7.3). Subject to
Section 5.2, DSI will continue to store the deposit materials without release pending (a) joint instructions from Depositor and Preferred Beneficiary, (b) resolution pursuant to the Dispute Resolution provisions, or (c) order of a court.

4.4 RELEASE OF DEPOSIT. If DSI does not receive timely Contrary Instructions from the Depositor, DSI is authorized to release the deposit materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release a copy of the deposit materials to the Preferred Beneficiary. However, DSI is entitled to receive any fees due DSI before making the release. This Agreement will terminate upon the release of the deposit materials held by DSI.

4.5 USE LICENSE FOLLOWING RELEASE. Unless otherwise provided in the license agreement, upon release of the deposit materials in accordance with this Article 4, Preferred Beneficiary shall have a non-exclusive, non-transferable, irrevocable right to use the deposit materials for the sole purpose of continuing the benefits afforded to Preferred Beneficiary by the license agreement. Preferred Beneficiary shall be obligated to maintain the confidentiality of the release deposit materials.

ARTICLE 5 - TERM AND TERMINATION

5.1 TERM OF AGREEMENT. The initial term of this Agreement is for a period of one year. Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor and Preferred Beneficiary jointly instruct DSI in writing that the Agreement is terminated; or (b) the Agreement is terminated by DSI for nonpayment in accordance with Section 5.2. If the Acceptance Forms has been signed at a date later than this Agreement, the initial term of the Acceptance Form will be for one year with subsequent terms to be adjusted to match the anniversary date of this Agreement. If the deposit materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the other prevailing anniversary date of such other escrow arrangements.

5.2 TERMINATION FOR NONPAYMENT. In the event of the nonpayment fees owed to DSI, DSI shall provide written notice of delinquency to all parties to this Agreement. Any party to this Agreement shall have the right to make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within one month of the date of such notice, then DSI shall have the right to terminate this Agreement at any time thereafter by sending written notice of termination to all parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

5.3 DISPOSITION OF DEPOSIT MATERIALS UPON TERMINATION. Upon termination of this Agreement by joint instruction of Depositor and Preferred Beneficiary, DSI shall destroy, return, or otherwise deliver the deposit materials in accordance with such instructions. Upon termination for nonpayment, DSI may, at its sole discretion, destroy the deposit materials, or return them to Depositor. DSI shall have no obligation to return or destroy the deposit materials if the deposit materials are subject to another escrow agreement with DSI.

5.4 SURVIVAL OF TERMS FOLLOWING TERMINATION. Upon termination of this Agreement, the following provisions of this Agreement shall survive:

         a.       Depositor's Representations (Section 1.5).

         b. The obligations of confidentiality with respect to the deposit materials.

         c. The licenses granted in the sections entitled Right to Sublicense Upon Release (Section 3.3) and Use License Following Release (Section 4.5), if a release of the deposit materials has occurred prior to termination.

         d.       The obligation to pay DSI any fees and expenses due.

         e.       The provisions of Article 7.

         f. Any provisions in the Agreement which specifically state they survive the termination or expiration of this Agreement.

ARTICLE 6 - DSI'S FEES

6.1 FEE SCHEDULE. DSI is entitled to be paid its standard fees and expenses applicable to the services provided. DSI shall notify the party responsible for payment of DSI's fees at least 90 days prior to any increase in fees. For any service not listed on DSI's standard fee schedule, DSI will provide a quote prior to rendering the service, if requested.

6.2 PAYMENT TERMS. DSI shall not be required to perform any service unless the payment for such service and any outstanding balances owed to DSI are paid in full. All other fees are due upon receipt of invoice. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with
Section 5.2. Late fees on past due amounts not paid within 30 days from receipt of invoice shall accrue at the rate of one and one-half percent per month (18% per annum) from the date of the invoice.

ARTICLE 7 - LIABILITY AND DISPUTES

7.1 RIGHT TO RELY ON INSTRUCTIONS. DSI may act in reliance upon any instruction, instrument, or signature reasonably believed by DSI to be genuine. DSI may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so. DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

7.2 INDEMNIFICATION. DSI shall be responsible to perform its obligations under this Agreement and to act in a reasonable and prudent manner with regard to this escrow arrangement. Provided DSI has acted in the manner stated in the preceding sentence, Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities incurred by DSI relating in any way to this escrow arrangement.

7.3 DISPUTE RESOLUTION. Any dispute relating to or arising from this Agreement shall be resolved by arbitration under the Commercial Rules of the American Arbitration Association. Unless otherwise agreed by Depositor and Preferred Beneficiary, arbitration will take place in Texas, U.S.A. Any determination made by the arbitrator shall be final, binding, and conclusive on the parties for all purposes. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s). Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address.

7.4 CONTROLLING LAW. This Agreement is to be governed and construed in accordance with the laws of the State of Texas, without regard to its conflict of law provisions.

7.5 NOTICE OF REQUESTED ORDER. If any party intends to obtain an order from the arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action that party shall:

         a. Give DSI at least two business days' prior notice of the hearing;

         b. Include in any such order that, as a precondition to DSI's obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

         c. Ensure that DSI not be required to delivery the original (as opposed to a copy) of the deposit materials if DSI may need to retain the original in its possession to fulfill any of its other escrow duties.


ARTICLE 8 - GENERAL PROVISIONS

8.1 ENTIRE AGREEMENT. This Agreement, which includes the Acceptance Form and the Exhibits described herein, embodies the entire understanding between all of the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except Exhibit A need not be signed by DSI and Exhibit B need not be signed by Preferred Beneficiary.

8.2 NOTICES. All notices, invoices, payments, deposits and other documents and communications shall be given to the parties at the addresses specified in the attached Exhibit C and Acceptance Form. It shall be the responsibility of the parties to notify each other as provided in this
Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

8.3 SEVERABILITY. In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

8.4 SUCCESSORS. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

         ACE*COMM CORPORATION           DATA SECURITIES INTERNATIONAL, INC.


By: /s/ Thomas V. Russotto              By:
   ------------------------------          ----------------------------------

Name:   Thomas V. Russotto              Name:
     ----------------------------            --------------------------------

Title: Vice President                   Title:
      ---------------------------             -------------------------------

Date:  6/30/98                          Date:
     ----------------------------            --------------------------------

                                 ACCEPTANCE FORM

                        Account Number __________________

LOGIX Communications Corporation, a subsidiary of Dobson Wireline Company, hereby (I) acknowledges that it is the Preferred Beneficiary referred to in the Master Preferred Escrow Agreement effective _____________, 19____ with Data Securities International, Inc. as the escrow agent and ACE*COMM Corporation as the Depositor and (ii) agrees to be bound by all provisions of such Agreement.

                                        LOGIX COMMUNICATIONS CORPORATION,
                                        A SUBSIDIARY OF DOBSON WIRELINE COMPANY

                                        By: /s/ WILLIAM HOFFMAN
                                           ------------------------------------

                                        Name:   WILLIAM HOFFMAN
                                             ----------------------------------

                                        Title:   CHIEF OPERATING OFFICER
                                              ---------------------------------

                                        Date:          6/30/98
                                             ----------------------------------

Notices and communication               Invoices should be
should be addressed to:                 addressed to:

Company Name: ------------------        ----------------------------------------

Address:
        ------------------------        ----------------------------------------

        ------------------------        ----------------------------------------

        ------------------------        ----------------------------------------

Designated Contact:                     Contact:
                   -------------        ----------------------------------------

Telephone:
          ----------------------        ----------------------------------------

Facsimile:
          ----------------------        ----------------------------------------

Depositor hereby enrolls Preferred Beneficiary to the following accounts(s):


                  ACCOUNT NAME                               ACCOUNT NUMBER

LOGIX COMMUNICATIONS CORPORATION, A
SUBSIDIARY OF DOBSON WIRELINE COMPANY
------------------------------------

------------------------------------                -------------------------

------------------------------------                -------------------------


ACE*COMM CORPORATION                                DATA SECURITIES
                                                    INTERNATIONAL, INC.
Depositor

By:                                                 By:
   --------------------------------                    ----------------------

Name:                                               Name:
     ------------------------------                      --------------------

Title:                                              Title:
      -----------------------------                       -------------------

Date:                                               Date:
     ------------------------------                      --------------------

Designated Contract Conditions of Release:

As used in the Master Preferred Escrow Agreement, "Release Conditions" shall mean the following:

         a. Breach of license agreement that is not cured by the Depositor within 60 days and that can be corrected by the Preferred Beneficiary upon Release of the deposit materials. (Such Release shall be the complete settlement for any such breach); or

         b. Depositor's failure to continue to do business in the ordinary course; or

         c. Depositor is voluntarily or involuntarily dissolved, or becomes insolvent; or

         d. Depositor files for bankruptcy, make a general assignment for the benefit of its creditors, or if an involuntary proceeding seeking the entry of an order for relief under any bankruptcy or related laws is filed or if a receiver is appointed on account of the insolvency of Depositor and Depositor or its successor in interest fails to perform its obligations under the License Agreement within sixty (60) days after such filing or appointment.

                                                                       EXHIBIT A

                            MATERIALS TO BE DEPOSITED

                            Account Number _________

                                    ACE*COMM
                               ESCROW DELIVERABLES
                                       for
                                LICENSE AGREEMENT
             FOR DELIVERY OF THE LOGIX COMMUNICATIONS CORPORATION, A
                                  SUBSIDIARY OF
                             DOBSON WIRELINE COMPANY
                                 IMPLEMENTATION
                              OF NETPLUS PRO*VISION

DEFINITIONS


         CURRENT RELEASED VERSION means the latest version of NetPlus Pro*Vision that was used to create the most recent version of the LOGIX Communications Corporation, a subsidiary of Dobson Wireline Company, implementation of the NetPlus Pro*Vision software.

ESCROW ITEMS
1. CURRENT RELEASED VERSION, available electronically, of NetPlus Pro*Vision software and components used for LOGIX Communications Corporation, a subsidiary of Dobson Wireline Company, Communications Implementation of NetPlus Pro*Vision, includes but is not limited to all ACE*COMM developed currently available items that could be used in support of the LOGIX Communications Corporation, a subsidiary of Dobson Wireline Company, Implementation of NetPlus Pro*Vision such as;

                  -        Source code (Server and Client)
                           -        Application Software
                           -        Application libraries

                  -        Documentation

                           -        All published user documentation for
                                    released version

                           -        All currently developed systems
                                    documentation, process flows, system design, program designs, and system testing scripts

                           - All internal documentation used by ACE*COMM staff in support of 3rd party software

                           - Hardware configuration documentation as it applies to Logix Communications Corporation, a subsidiary of Dobson Wireline Company

                           - All developed interface documentation to Logix Communications Corporation, a subsidiary of Dobson Wireline Company, proprietary interfaces

                           -        Database

                                    -        All currently available database
                                             schemas, definitions, entity
                                             relationships etc.


ACE*COMM CORPORATION                       LOGIX COMMUNICATIONS CORPORATION, A
DEPOSITOR                                  SUBSIDIARY OF DOBSON WIRELINE
                                           COMPANY
                                           Preferred Beneficiary

By: /s/ THOMAS V. RUSSOTTO                   By: /s/ WILLIAM HOFFMAN
   --------------------------------             ------------------------------

Name:   THOMAS V. RUSSOTTO                   Name:   WILLIAM HOFFMAN
     ------------------------------               ----------------------------

Title:  VICE PRESIDENT                       Title:  CHIEF OPERATING OFFICER
      -----------------------------                ---------------------------

Date:      6/30/98                            Date:      6/30/98
     ------------------------------               ----------------------------

                                                                     EXHIBIT B

                        DESCRIPTION OF DEPOSIT MATERIALS


Account Number_____________________________________________________________
Depositor Company Name ACE*COMM Corporation

DEPOSIT TYPE:   ____________ Initial       ___________ Supplemental

ENVIRONMENT:
Host System CPU/OS __________________ Version____________  Backup__________

Source System CPU/OS __________ Version __________ Compiler _______________
Special Instructions:______________________________________________________

DEPOSIT COPYING REQUIREMENT;
Hardware needed:___________________________________________________________
Software needed/Instructions:______________________________________________

DEPOSIT MATERIALS:
Exhibit B Name __________________________ Version___________________________

Item label description               Media                          Quantity






For Depositor, I certify that the above     For DSI, I certify that the deposit
described deposit materials have been       inspection has been completed
transmitted to DSI:                         (any exceptions are noted above):

By:                                         By:
    -----------------------------------         -------------------------------

Print Name:                                 Name:
           ----------------------------           -----------------------------
Date:                                       Date:
     ----------------------------------           -----------------------------
                                            ISE            EX.B#
                                                -------------------------------

Send materials to: DSI, 9555 Chesapeake Driver, #200, San Diego, CA 92123

                                                                       EXHIBIT C

                               DESIGNATED CONTACT


                            Master Number __________


Notices and communications
should be addressed to:                         Invoices should be addressed to:

Company Name ACE*COMM CORPORATION               ACE*COMM CORPORATION

Address:  704 QUINCE ORCHARD ROAD               704 QUINCE ORCHARD ROAD

          GAITHERSBURG, MD 20878                GAITHERSBURG, MD 20878

Designated Contact: DR. THOMAS RUSSOTTO         Contact: ACCOUNTS PAYABLE

Telephone: 301-721-3116
          ------------------------------        -----------------------------
Facsimile: 301-258-6241
          ------------------------------        -----------------------------

Requests to change the designated contact should be given in writing by the designated contact or an authorized employee.


Contracts, deposit materials and notices to       Invoice inquiries and fee
DSI should be addressed to:                       remittances to DSI should be
                                                  addressed to:

DSI                                               DSI
Contract Administration                           Accounts Receivable
Suite 200                                         Suite 1450
9555 Chesapeake Drive                             425 California Street
San Diego, CA 92123                               San Francisco, CA 94104

Telephone: (619) 694-1900                         (415) 398-7900
Facsimile: (619) 694-1919                         (415) 398-7914


Date: _________________________________________

                       ADDITIONAL ESCROW ACCOUNT AMENDMENT
                      TO MASTER PREFERRED ESCROW AGREEMENT


                         Master Number ________________


                    New Account Number ______________________



ACE*COMM Corporation ("Depositor") has entered into a Master Preferred Escrow Agreement with Data Securities International, Inc. ("DSI"). Pursuant to that Agreement, Depositor may deposit certain deposit materials with DSI.

Depositor desires that new deposit materials be held in a separate account and be maintained separately from the existing account. By execution of this Amendment, DSI will establish a separate account for the new deposit materials. The new account will be referenced by the following name:
                                                         -----------------------

Depositor hereby agrees that all terms and conditions of the existing Master Preferred Escrow Agreement previously entered into by Depositor and DSI will govern this account. The termination or expiration of any other account of Depositor will not affect this account.




ACE*COMM CORPORATION                     DATA SECURITIES INTERNATIONAL, INC
Depositor


By:                                                 By:
   --------------------------------                    ----------------------

Name:                                               Name:
     ------------------------------                      --------------------

Title:                                              Title:
      -----------------------------                       -------------------

Date:                                               Date:
     ------------------------------                      --------------------

                          SYSTEM ACQUISITION AGREEMENT


         THIS SYSTEM ACQUISITION AGREEMENT (the "AGREEMENT") is hereby entered into between ACE*COMM, Corporation ("ACE*COMM") located at 704 Quince Orchard Road, Gaithersburg Maryland 20878 and LOGIX COMMUNICATIONS CORPORATION. A SUBSIDIARY OF DOBSON WIRELINE COMPANY. ("CUSTOMER") with offices at 13439 NORTH BROADWAY EXTENSION, OKLAHOMA CITY, OKLAHOMA 73114 on the following terms and conditions:

                                   Article I.
                                   DEFINITIONS


         "ACE*COMM DELIVERABLE SOFTWARE AND HARDWARE" means the deliverable software and hardware identified on the document number T98.JMT.0676, Rev. 2 and includes NetPlus Pro*Vision, N*Vision, CANS,and the DCMS Call Collection Device.

         "CUSTOM WORK PRODUCT" means all original work product arising out of professional services rendered by ACE*COMM hereunder including, without limitation, functional and technical design documentation, software programs, modules, routines, algorithms and associated user documentation, authorized custom enhancements; modifications, interfaces and changes to Third Party Software Products, Standard Software Products or Embedded Software in furtherance of the Specifications, including without limitation the NetPlus Pro*Vision software, N*Vision software, CANS software and DCMS CDR Collection hardware as identified in the T98.JMT.0676, Rev. 2 document called Statement of Work/Pricing. Custom Work Product does not include any Embedded Software, Standard Software Products or Third Party Software Products.

         "DELIVERABLES" means all equipment, cabling, Third Party Software Products, Standard Software Products, Embedded Software, Custom Work Product, documentation, goods, supplies, services, training, "know how," technology or other things provided under this Agreement by or through ACE*COMM.

         "EMBEDDED SOFTWARE" means any pre-existing computer software programs, modules, routines, algorithms and related documentation owned by ACE*COMM and provided to Customer for the purpose of incorporating or "embedding" it in whole or in part into Custom Work Product.

         "MAJOR ALARM" means a warranty call under Section 11 concerning an error, malfunction or other problem with a Deliverable covered by warranty that prevents the Deliverable from operating at a level of Substantial Functionality and causes an immediate and significant disruption of Customer's business operation. "Minor Alarm" means any warranty call that is not a Major Alarm.

         "SOFTWARE" means, collectively, the Third Party Software Products, the Standard Software Products, Embedded Software and the Custom Work Products.

         "SPECIFICATIONS" means all descriptions of Deliverables, including associated functional and technical designs, drawings, samples, ACE*COMM's proposal and other material information created or specifically adopted by ACE*COMM as the basis for discharging its responsibilities hereunder.

         "STANDARD SOFTWARE PRODUCTS" means computer software programs and related documentation owned by ACE*COMM and provided to Customer in a form generally available to the public without substantial customization or modification, including those products listed in the attached Statement of Work/Pricing.

         "STATEMENT OF WORK" means the description of professional services, software products, equipment and devices identified on Statement of Work/Pricing document T98.JMT.0676, Rev. 2 (project work schedule to be determined by Customer and ACE*COMM program managers), job categories, prices, special payment terms, special license terms, and other Deliverables or relevant descriptions of what ACE*COMM is to provide hereunder.

         "SUBSTANTIAL FUNCTIONALITY" of a Deliverable means it operates substantially in accordance with the Specifications, but does not mean it is entirely free from errors or defects. A defect threatens Substantial Functionality if it relates to a function that Customer's business actually depends on and which cannot be accommodated or "worked around" through relatively minor adjustments in work habits, operating procedures or otherwise.

         "THIRD PARTY SOFTWARE PRODUCTS" means software programs, modules, routines and related documentation of third party vendors (other than ACE*COMM), including operating system software and application software.

         "WARRANTY PERIOD" means the 365 day period commencing upon Acceptance of the Deliverables.

                                   Article II.
                               GENERAL UNDERTAKING

1. TERM OF AGREEMENT. The term of this Agreement ("Term") shall commence on the date last below written and shall continue in full force and effect until terminated in accordance with Section 15.

2.       SCOPE OF WORK

(a) GENERALLY. ACE*COMM agrees to provide, and Customer agrees to obtain and pay for, the Deliverables described in document numbered T98.JMT.0676, Rev. 2 at the prices set forth therein according to the Specifications and this Agreement.

(b) CHANGES IN SCOPE OF WORK. Customer may request changes to ACE*COMM Software release 1.2 or may request additional or different work ("CHANGE ORDER"). If any Change Order

??? increase in the price of, or the time required for performance, ACE*COMM shall ??? Customer of the additional time required for performance and/or increase in price resulting from the Change Order and shall proceed with work under the Change Order only upon written approval of such changed terms and/or prices by Customer. If a Change Order will not cause an increase in the price of or the time required for performance, ACE*COMM shall proceed with the Change Order. Upon the approval by Customer of the changed terms and/or prices that are caused by such Change Order, such Change Order shall be included in the applicable portion of the Specifications.

3.       PRICES. Pricing is provided in document number T98.JMT.0676, Rev. 2.

         (a) Item I. The first item requires ACE*COMM to deliver Customer's initial business and technical needs, providing a current, operational version of the NetPlus Pro*Vision software product along with hardware, as more fully explained in the Statement of Work. The NetPlus Pro*Vision software product will include, but not be limited to the functionality described in the Statement of Work. The NetPlus Pro*Vision system will be installed and operational on Customer server hardware at ACE*COMM data processing center by June 22. 1998.

                 Item II. ACE*COMM shall begin processing Customer transactions as defined in the Data Processing Agreement and deliver a current, operational version of the ACE*COMM NetPlus Pro*Vision version 1.2.

         (b) The NetPlus Pro*Vision software product shall include all the functionality set forth in the T98.JMT.0676, Rev. 2 document. ACE*COMM shall deliver all of the Item II services at the price set forth in T98.JMT.0676, Rev. 2.

         (c) Item III. Consists of certain work described in the Statement of Work. For processing extensions (if any).

         (d) Customer shall be responsible for any state and local sales or use tax based on Customer's payment of fees, and use of the Software, under this Agreement. ACE*COMM shall be responsible for taxes based on ACE*COMM's net income, gross income, receipts, capital or net worth as well as all minimum taxes, doing business taxes and franchise taxes.

4. CERTAIN OUT-OF-POCKET COSTS. Except as otherwise specifically set forth in this Agreement, prices quoted do not include and Customer shall reimburse ACE*COMM for its actual cost of travel (air & cab fare, lodging, or auto rental).

5. SHIPPING, RISK OF LOSS. Unless otherwise set forth herein, all equipment purchased by Customer shall be shipped FOB Gaithersburg, Md. to Customer according to ACE*COMM's (or the manufacturer's) normal procedures, and Customer shall pay all associated shipping, insurance and handling charges.

6. INSTALLATION & ACCEPTANCE. ACE*COMM shall install the products in ACE*COMM's facility in Gaithersburg, Maryland. Title of Software license shall transfer to Customer upon such installation and ACE*COMM thereby grants and Customer accepts a perpetual license to use the Software to process Customer's own billing, subscriber and network data.

7. INVOICES, PAYMENT AND LATE CHARGES. Payment schedule shall be as stated in the Statement of Work/Pricing for all equipment, Third Party Software Products and Standard Software Products and Services provided hereunder. Except for the payment with order which shall be paid with the order, payments shall be made within thirty (30) days from receipt of invoice. Customer may not withhold or "setoff" any amounts due hereunder and ACE*COMM reserves the right to cease work without prejudice if amounts are not paid when due. ACE*COMM retains a purchase money security interest and the right to assert appropriate liens with respect to all Deliverables until all amounts due are paid in full. Any late payment shall be subject to any costs of collection (including reasonable legal fees) and shall bear interest at the rate of one and one-half (1.5) percent per month or fraction thereof until paid.

8. TRAINING & DOCUMENTATION. ACE*COMM shall provide training and technical or user documentation in support of the Deliverables to the extent and at the prices provided. Any additional training or documentation shall be provided at ACE*COMM's then prevailing rates or at such other rates as the parties may agree with in writing. Any right to source code and related software design documentation must be specifically set forth herein or in a separate source code license agreement.

9.       OWNERSHIP AND LICENSING OF TECHNOLOGY.

         (a) THIRD PARTY SOFTWARE PRODUCTS. In the case of Third Party Software Products, Customer hereby agrees to be bound and governed by the terms and conditions of the original vendor's license agreement accompanying such products or, if no such license agreement is included, by the vendor's standard license terms generally applicable to the particular product provided that such terms are typical and ordinary.

         (b) ACE*COMM'S STANDARD SOFTWARE PRODUCTS. In the case of Standard Software Products provided by ACE*COMM, Customer is granted a paid-up, nonexclusive license to make and use as many copies as it deems necessary, but only for use in support of its (and its affiliates') internal business operations at the single office building (or contiguous set of buildings) at which the Standard Software Product is first installed for license volume purchased. Such license shall be for a perpetual term, in object code form. Such license shall be transferable by Customer in object code form upon advance notice to ACE*COMM, and the transferee's written agreement to be bound by the terms and conditions applicable to the license hereunder (the transfer of any license in source code form shall always require ACE*COMM's prior written approval). If transferred, Customer shall destroy all copies of the transferred Standard Software Products in its possession and cease all further use.

         (c) ACE*COMM'S CUSTOM WORK PRODUCT. It is hereby agreed that ACE*COMM shall own all right, title and interest to all Custom Work Product. Customer expressly acknowledges and agrees that in no event shall Custom Work Product be deemed to constitute "work made for hire" under the Federal copyright laws (17 U.S.C. Sec. 101) and, alternatively, Customer hereby irrevocably assigns all ownership or other rights it might have in Custom Work

Product to ACE*COMM. Subject to any applicable limitations in the preceding subparagraphs concerning Customer's use of any underlying Third Party Software Products or Standard Software Products, Customer is granted a paid-up, perpetual, nonexclusive, license in object code form. Customer may use one (1) copy of the Custom Work Product and Embedded Software in support of its internal business operations on the system on which the software is originally installed. The software may be relocated to another system of Customer, provided no more than one (1) copy per license is installed or used at any one time. In any case, such system may be a networked or distributed system (including a client/server system) provided that no more than one (1) copy is stored in permanent (i.e., magnetic or optical) format and "use" and "installation" as such term is used in this Section shall include use and installation in connection with such networked or distributed system. In addition, Customer may make one (1) copy of the Custom Work Product and Embedded Software for archival and back-up purposes only. Such back-up and archival copy may be stored away from the Customer's site, Customer may transfer any license in object code form upon advance notice to the ACE*COMM but any license in source code form may not be transferred without ACE*COMM's prior written consent. If the Customer transfers this license to another entity, it shall notify the transferee of all restrictions applicable to this license and shall destroy all whole or partial copies and cease all further use thereof.

         (d) CUSTOMER'S DATA. ACE*COMM understands and acknowledges that Customer will (i) manage, modify, maintain and update substantial amounts of pre-existing data and information, and (ii) generate, manage, modify, maintain and update substantial amounts of additional data and information (collectively, "Customer Data") using the Software. Customer shall retain all right, title and interest in and to Customer Data. Nothing contained in this Agreement shall be deemed or construed to limit or prevent Customer from using the Software (or any other process, program or device) to copy, modify, sell, license, distribute, transmit, reformat, reconfigure or manipulate Customer Data in any way. Customer or any employee, third-party consultant, contractor or subcontractor or temporary employee of Customer may at any time (including after any termination of this Agreement) access by any means any program, communications or computer equipment, network and/or database in which, or in connection with which, Customer Data is then stored to do any of the foregoing and nothing in this Agreement shall be deemed or construed to require that Customer use Deliverables by ACE*COMM in order to access any Customer Data. ACE*COMM agrees that it will not use Customer Data or allow anyone else to use Customer Data for any purpose other than compliance with the obligations and purpose of this Agreement.

10.      Confidential Information.

         (a) ACKNOWLEDGMENT OF CONFIDENTIALITY. Each party hereby acknowledges that it may be exposed to confidential and proprietary information of the other party including, without limitation, any trade secrets embodied in the source code for the Standard Software Products, the Custom Work Product, the Embedded Software and other technical information (including functional and technical specifications, designs, drawings, analysis, research, processes, source code versions of computer programs, algorithms, methods, ideas, "know how" and the like), business information (sales and marketing research, materials, plans, accounting and financial information, personnel records and the like) and other information that has been clearly designated in writing as confidential ("CONFIDENTIAL INFORMATION"). Confidential Information does not include (i) information previously known or independently developed by the recipient; (ii) information in the public domain through no wrongful act of the recipient, or (iii) information received by the recipient from a third party who was free to disclose it.

         (b) COVENANT NOT TO DISCLOSE. With respect to the other party's Confidential Information, the recipient hereby agrees that during the Term and at all times thereafter it shall not use, commercialize or disclose such Confidential Information to any person or entity, except to its own employees (and temporary employees and to any contractors retained to perform related services) having a "need to know" (and who are themselves bound by similar nondisclosure restrictions), and to such other recipients as the other party may approve in a signed writing; provided, that all such recipients shall have first executed a confidentiality agreement in a form acceptable to the owner of such information. Each party shall use at least the same degree of care in safeguarding the other party's Confidential Information as it uses in safeguarding its own confidential information, Neither party nor any recipient may alter or remove from any software or associated documentation owned or provided by the other party hereunder, any proprietary, copyright, trademark or trade secret legend, nor may it attempt to decompile or reverse engineer such software. The provisions of this Section 10 shall Survive termination of this Agreement.

         (c) REMEDIES FOR BREACH OF CONFIDENTIALITY. Each party acknowledges that the unauthorized use, commercialization or disclosure of the other party's Confidential Information would cause irreparable harm to such other party. The parties acknowledge that remedies at law would be inadequate to redress the actual or threatened unauthorized use, commercialization or disclosure of such Confidential Information and that a party may seek temporary and permanent injunctive relief to enforce the foregoing restrictions. Each party shall pay its own costs and expenses (including attorneys' fees) incurred in any proceeding arising under this Section.

         (d) NORMAL USE. Nothing in Section 9 or in this Section 10 shall be deemed to restrict Customer from using any Deliverable as set forth in
Section 9(d) and otherwise in the ordinary course of its business it being understood that many employees, subcontractors and others will use the Confidential Information in completing their duties for Customer and that it may become necessary for Customer to interface Confidential Information constituting software to other systems utilized by Customer, its customers, its suppliers, and its consultants.

11.      Warranties.

         (a) EQUIPMENT, THIRD PARTY SOFTWARE PRODUCTS. ACE*COMM hereby assigns to Customer, to the extent assignable, all warranties and indemnities provided by manufacturers of equipment and associated devices, and by vendors of Third Party Software Products provided to Customer hereunder. Customer will look solely to the applicable manufacturer or vendor of Third Party Software Products for all warranty claims with respect to those items and shall hold ACE*COMM harmless therefrom; provided; however, that ACE*COMM shall remain obligated to Customer as set forth below for the performance of the Deliverables as a system. ACE*COMM warrants that the Equipment and Third Party Software Products when installed with the other Deliverables will be sufficient to deliver the service levels and functionality described herein.

         (b) NONINFRINGENMENT WARRANTY: INDEMNIFICATION. ACE*COMM represents and warrants that during the Term hereof (a) the Deliverables (not including the Third Party Software Products), when properly used as contemplated herein will not infringe or misappropriate any United States copyright, trademark, patent, or the trade secrets of any third persons, and
(ii) the use of the Third Party Software Products in combination or in connection with the remaining Deliverables when properly used as contemplated herein, will not infringe or misappropriate any United States copyright, trademark, patent, or the trade secrets of any third persons. ACE*COMM shall indemnify and hold Customer harmless for any damages, suits, claims, actions, costs, expenses, settlements arising out of the breach of ACE*COMM's representation and warranty in the preceding sentence provided that (i) ACE*COMM is given prompt written notice of such Claim; (ii) ACE*COMM is given the right to control and direct the investigation, preparation, defense or settlement of any claim; (iii) Customer fully cooperates with ACE*COMM in the investigation, preparation, defense or settlement of any claim; and (iv) Customer has in all respects complied with the terms of this Agreement, and
(v) the alleged infringement was not caused by Customer's alteration of the product or use of it in combination with other software, equipment or technology not supplied or authorized by ACE*COMM. In the event that an injunction is sought or obtained preventing Customer's use of the Deliverables as contemplated herein, ACE*COMM shall do one or more of the following, )such choice being in ACE*COMM's sole description: (i) defend through litigation or obtain through negotiation the right of Customer to continue; using the product; (ii) rework the product so as to make it noninfringing while preserving the original functionality and performance; or (iii) replace the product with software having substantially equivalent functionality. If ACE*COMM determines that none of the foregoing alternatives provide an adequate remedy, ACE*COMM may terminate this Agreement with respect to such infringing product upon advance written notice to Customer and, in discharge of its obligations, refund an equitable portion of license fees actually paid by Customer for the infringing product. THESE ARE THE SOLE AND EXCLUSIVE REMEDIES AVAILABLE FOR BREACH OF THE WARRANTY PROVIDED IN THIS SUBSECTION.

         (c) LIMITED PERFORMANCE WARRANTY. ACE*COMM represents and warrants that during the Warranty Period, any Standard Software Products, Embedded Software or Custom Work Product provided hereafter shall operate together at a level of Substantial Functionality and shall operate with and/or interface with the Third Party Software at a level of Substantial Functionality provided that (i) the applicable Software is installed and implemented substantially in accordance with all written user or technical documentation previously supplied by ACE*COMM; (ii) Customer notifies ACE*COMM of such defect; (iii) Customer has properly installed and paid all applicable fees for all updates made available with respect to the products and any updates recommended by ACE*COMM with respect to any other equipment or software that materially affects the performance of the products; (iv) Customer has properly maintained all associated equipment, software and environmental conditions in accordance with applicable Specifications and industry standards; (v) Customer has not introduced other equipment or software creating an adverse impact on ACE*COMM's products; (vi) Customer has paid all amounts due hereunder and is not in default of any provision of this Agreement; (vii) any functional or technical design provided by Customer is an accurate and complete rendering of the relevant features, applicable interfaces and associated operating environment, and (viii) Customer has made no changes (nor permitted any changes to be made other than by or with the express approval of ACE*COMM) to the Software source code. ANY UNAUTHORIZED CHANGES TO PRODUCT SOURCE CODE WILL VOID THE WARRANTY PROVIDED UNDER THIS SUBSECTION.

         (d) ACE*COMM warrants that the products provided by ACE*COMM are fully Y2K compliant and will be able to correctly process date and date-related data into and between the year 1999 and 2000, including leap year calculations.

         (e)     WARRANTY RESPONSE.

                        (i) GENERAL. During the Warranty Period, upon being notified by Customer in accordance with ACE*COMM's standard "trouble report" procedures (written copies of which have been or shall be provided to Customer) of a Major Alarm that is covered by the warranty set forth in Section 11(c), ACE*COMM shall respond by telephone to acknowledge the Major Alarm within 4 business hours and, with the cooperation of Customer (including installation of dial-in contact via modem), shall promptly commence diagnosis and error correction efforts and shall use all commercially reasonable efforts to correct such Major Alarm.

                        (ii) MINOR ALARMS. Minor Alarms shall be diagnosed and corrected by ACE*COMM within twenty-four (24) hours by telephone support or through the issuance of periodic updates. ACE*COMM acknowledges that a large accumulation of Minor Alarms may collectively be characterized and treated by Customer as a Major Alarm if not corrected within a reasonable time. All corrections issued in response to Major Alarms and Minor Alarms shall during the original Warranty Period only be warranted against defects to the same extent as the original Deliverable.

                        (iii) OUT OF POCKET EXPENSES; Out-of-pocket travel expenses and reasonable costs of labor incurred by ACE*COMM in providing on-site assistance required to correct problems not covered by warranty shall be borne by Customer and, in any event Customer shall bear all travel expense associated with problems that are covered by warranty.

         (f)     WARRANTY DISCLAIMER. EXCEPT AS SPECIFICALLY PROVIDED IN THIS
SECTION 11, ACE*COMM HEREBY DISCLAIMS WITH RESPECT TO ALL DELIVERABLES PROVIDED HEREUNDER, ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, TITLE OR FITNESS FOR A PARTICULAR PURPOSE.

DISCLAIMER REGARDING GOVERNMENTAL LAWS AND REGULATIONS. THE PARTIES HEREBY AGREE THAT, TO THE EXTENT ANY DELIVERABLE HEREUNDER IS USED FOR THE PURPOSE OF GENERATING OUTPUT USED IN COMPLYING WITH GOVERNMENTAL LAWS AND REGULATIONS (INCLUDING TAX LAWS AND REGULATIONS), CUSTOMER SHALL ASSUME ALL RESPONSIBILITY FOR HAVING THE DELIVERABLES THOROUGHLY TESTED BY QUALIFIED PROFESSIONALS TO ENSURE THE OUTPUT IS ACCURATE AND COMPLETE.

12. LIMITATION OF REMEDIES & LIABILITIES. The parties acknowledge that the following provisions have been negotiated by them and reflect a fair allocation of risk:

         (a) REMEDIES. Except for (i) certain injunctive relief authorized under Section 6 and (ii) indemnification authorized under Sections 11(b), 17 and 25, Customer's sole and exclusive remedies for ACE*COMM's default hereunder shall be to obtain the repair, replacement or correction of the defective Deliverable, or, if ACE*COMM reasonably determines that such remedy is not economically or technically feasible to obtain in accordance with the specific provisions of this Agreement an equitable partial or full credit of amounts paid with respect to the defective item.

         (b) LIMITATION ON ACE*COMM'S LIABILITY. EXCEPT FOR DAMAGES ARISING FROM BODILY INJURY CAUSED SOLELY BY THE NEGLIGENCE OF ACE*COMM, AND DAMAGES COVERED BY THE INDEMNIFICATION AUTHORIZED UNDER SECTIONS 11(b), 17; AND 25, ACE*COMM SHALL NOT BE LIABLE FOR ANY AMOUNT EXCEEDING THE PORTION OF THE TOTAL CONTRACT PRICE ACTUALLY PAID BY CUSTOMER. IN NO EVENT SHALL ACE*COMM BE LIABLE, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFIT OR BUSINESS INTERRUPTION EVEN IF ACE*COMM IS NOTIFIED IN ADVANCE OF SUCH POSSIBILITY) ARISING OUT OF OR PERTAINING TO THE SUBJECT MATTER OF THIS AGREEMENT, PROVIDED THAT THE INDEMNIFICATION AUTHORIZED UNDER SECTIONS 11(b), 17, AND 25 SHALL NOT BE CONSIDERED "CONSEQUENTIAL DAMAGES."

         (c) LIMITATION ON CUSTOMER'S LIABILITY. EXCEPT FOR DAMAGES ARISING FROM BODILY INJURY CAUSED SOLELY BY THE NEGLIGENCE OF CUSTOMER, AND DAMAGES COVERED BY THE INDEMNIFICATION AUTHORIZED UNDER SECTION 17, CUSTOMER SHALL NOT BE LIABLE FOR ANY AMOUNT EXCEEDING THE TOTAL CONTRACT PRICE DUE FROM CUSTOMER. IN NO EVENT SHALL CUSTOMER BE LIABLE, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFIT OR BUSINESS INTERRUPTION EVEN IF CUSTOMER IS NOTIFIED IN ADVANCE OF SUCH POSSIBILITY) ARISING OUT OF OR PERTAINING TO THE SUBJECT MATTER OF THIS AGREEMENT, PROVIDED THAT THE INDEMNIFICATION AUTHORIZED UNDER SECTION 17 SHALL NOT BE CONSIDERED "CONSEQUENTIAL DAMAGES."

                                  Article III.
                             RESOLUTION OF DISPUTES

13. NOTICES. Notices sent to either party shall be effective when delivered in person or when transmitted in good form by telecopier ("fax") machine; one (1) day after being sent by overnight courier, or two (2) days after being sent by first class mail postage prepaid to the address set forth below, or to such other address as the parties may from time to time give notice:

         Customer Address:                         ACE*COMM Address

         Mr. Stephen Dobson                        Dr. Thomas V. Russotto
         President                                 Vice President
         LOGIX Communications Corporation,         ACE*COMM, Corporation
         a subsidiary of Dobson Wireline           704 Quince Orchard Road
         Company                                   Gaithersburg, MD 20878
         13439 N. Broadway Extension
         Oklahoma City, OK 73114

14. DEFAULT. Either Party may be declared in default of this Agreement if it breaches any material provision hereof and fails within ten (10) days after receipt of notice of default to correct such default or to commence corrective action reasonably acceptable to the other party and proceed with due diligence to completion. Either party shall be in default hereof if it becomes insolvent, makes an assignment for the benefit of creditors, a receiver is appointed or a petition for Bankruptcy is filed with respect to it and such proceeding is not dismissed within thirty (30) days. Any notice of default shall be sent in accordance with Section 13 ("Notices") and shall identify the contract provision at issue and describe in reasonable factual detail how the other party has materially violated the provision. If timely corrective action is not forthcoming, the aggrieved party may then terminate the Agreement pursuant to Section 15 ("Termination") and pursue all other available remedies.

15. TERMINATION. This Agreement shall terminate when the Term expires or, if earlier, upon one party's giving written notice of termination after following the procedures in Section 14 ("Default"). Termination shall have no effect upon the parties' rights and obligations: (i) under Section 10 ("Confidential Information"), or (ii) under Section 9 ("Ownership and Licensing of Technology")(so long as Customer has paid all amounts due with respect to such technology and is otherwise not in default of any provision of
Section 9).

16. DISPUTES, CHOICE OF LAW. Except for certain emergency judicial relief authorized under Section 10 ("Confidential Information") which may be brought at any time, the parties agree that all disputes between them shall first be subject to the procedures in Section 14 ("Default") and then shall be submitted for informal resolution to their respective chief operating officers. Any remaining disputes shall be submitted to &panel of three (3) arbitrators, with each party choosing one (1) panel member and the third member chosen by the first two (2) panel members. The proceedings shall be conducted in accordance with the Commercial Arbitration.

17.      ESCROW OF SOURCE CODE.

         (a) ACE*COMM shall place the source code into escrow in accordance with an approved Escrow Agreement. Cost of this Escrow agreement will be borne by Customer.

18. Rules of the American Arbitration Association. The award of the arbitrators shall include a written explanation of their decision. If the parties are still unable to reconcile their differences after the arbitration panel issues its award the dispute may then be taken to court by either party. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF TEXAS AND ANY PROCEEDING SHALL BE INITIATED AND MAINTAINED IN A FORUM OF COMPETENT JURISDICTION IN SUCH STATE.


                                   Article IV.
                            MISCELLANEOUS PROVISIONS

19. INDEPENDENT ACE*COMM STATUS. Each party and its people are independent contractors in relation to the other party with respect to all matters arising under this Agreement. Nothing herein shall be deemed to establish a partnership, joint venture, association or employment relationship between the parties. Each party shall remain responsible for and shall indemnify and hold harmless the other party for the withholding and payment of all Federal, state and local personal income, wage, earnings, occupation, social security, unemployment, sickness and disability insurance taxes, payroll levies or employee benefit requirements (under ERISA, state law or otherwise) now existing or hereafter enacted and attributable to themselves and their respective people.

20. ENTIRE AGREEMENT, AMENDMENT. This document, the accompanying Specifications and any applicable provisions under Section 26, which are hereby incorporated by reference, constitute the entire agreement between the parties and supersede all other representations, understandings or communications, whether written or verbal, with respect to the subject matter hereof. This Agreement is expressly limited to its terms and any different or additional provisions of any purchase order, invoice or similar documentation or printed form are specifically rejected and shall have no effect. Any amendment, modification or waiver of this Agreement, or any part hereof, shall be binding upon the parties only if such amendment, modification or waiver specifically references this agreement and has been signed by representatives of both parties specifically authorized to execute such binding amendments. Waiver of any provision of this Agreement in one instance shall not preclude future enforcement of it in future situations.

21. SEVERABILITY. If any provision hereof is determined by a tribunal of competent jurisdiction to be illegal or unenforceable, it shall automatically be deemed conformed to the minimum requirements of law and, along with all other provisions hereof, shall thereupon be given full force and effect. Headings are for reference purposes only and have no substantive effect.

22. ASSIGNMENT, SUBCONTRACTING. Neither party may assign this Agreement without the written consent of the other party which shall not be unreasonably withheld except that Customer may, upon notice, assign its rights and obligations to any parent company or subsidiary company.

23. FAX COUNTERPARTS. A facsimile of this Agreement and notices sent according to Section 13 generated in good form from a telecopier "fax" machine (as well as a photocopy thereof) shall be treated as "original" documents admissible into evidence unless a document's authenticity is genuinely placed in question.

24. FORCE MAJEURE. ACE*COMM shall not be liable for delays or failure to perform as a direct result of causes beyond its reasonable control, including acts of god (such as fire, storm, earthquake), electrical outages, labor disputes or delay or failure by others to provide proper site or environmental conditions, or in the performance of any co-contractor or subcontractors selected by Customer.

25. NONSOLICITATION. During the Term and for a period of one (1) year thereafter, each party agrees not to solicit, nor attempt to solicit, me services of any employee of the other party without the prior written consent of the other party. If this provision is violated, the violating party shall pay liquidated damages equal to one hundred fifty (150) percent of the solicited person's annual compensation,

26. SECURITY, NO CONFLICTS. Each party agrees to inform the other party of any information made available to it that is classified or restricted data, agrees to comply with the security requirements imposed by any State or local government, or by the United States Government, and shall return all such material upon request Each party represents that its participation in this Agreement does not create any conflict of interest prohibited by the United States Government or any other domestic or foreign government and shall promptly notify the other party if any such conflict arises during the Term.

27. INSURANCE, INDEMNITY. ACE*COMM shall maintain during the Term hereof reasonable insurance protection for ACE*COMM's workers and their work hereunder and shall to the extent of such coverage indemnify Customer for bodily injury and physical property damage directly and solely attributable to the negligent or intentional acts of its employees occurring within the scope of their employment Customer shall maintain secure, up-to-date archival copies of all valuable data, software programs and the like, as well as adequate liability, casualty and business interruption insurance and appropriate disaster recovery plans.

28. COMPLIANCE WITH EXPORT REGULATIONS. Customer has or shall obtain in a timely manner all necessary or appropriate licenses, permits or other governmental authorizations or approvals; shall indemnify and hold ACE*COMM harmless from, and bear all expense of, complying with all foreign or domestic laws, regulations or requirements pertaining to the importation, exportation, or use of the technology to be developed or provided herein.

Customer shall take no action, nor omit to take any required action, which would cause either party to violate the Foreign Corrupt Practices Act of 1977 or the U.S. Export Administration Regulations.

         IN WITNESS THEREOF, and intending to be legally bound, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.

LOGIX COMMUNICATIONS CORPORATION,                 ACE*COMM CORPORATION
a subsidiary of Dobson Wireline Company


By:    /s/ William Hoffman                        By:    /s/ Thomas V. Russotto
   ------------------------------------              --------------------------

Name:  WILLIAM HOFFMAN                            Name:  THOMAS V. RUSSOTTO
     ----------------------------------                ------------------------

Title: CHIEF OPERATING OFFICER                    Title: VICE PRESIDENT
      ---------------------------------                 -----------------------

Date:  6/30/98                                    Date:  6/30/98
     ----------------------------------                ------------------------

1. ACE*COMM shall deliver the ACE*COMM Deliverable software and hardware products as outlined in the attached schedule and document number T98.JMT.0676 Rev. 2, dated May 8, 1998 (Training, Setup, and On-Site Support) in the integration and installation of the implementation of the ACE*COMM Software System. In addition, ACE*COMM will provide for the Host Platform, Client Workstation and the ACE*COMM Deliverable software.


2. EQUIPMENT & DEVICES. ACE*COMM shall provide the following equipment and associated devices:

                                    CUSTOMER
                                 SERVER PLATFORM

3. SCHEDULE OF WORK: The document number T98.JMT.0676, Rev. 2 document for each phase is included within the scope of this document. Included are Attachments B (Engineering and Support Labor Costs), Attachment C (Cost Estimate for Interfaces), Attachment E (Unix Platform Description), Attachment F (Source code Escrow Agreement), Attachment J (Pricing Workbook with Five Year Valuation)

4.       DELIVERY AND PAYMENT SCHEDULE

         The Delivery and Payment Schedule is as follows:

         A.       Delivery Schedule


                  CONTRACT MILESTONES                                      ESTIMATED DATE
                  -------------------                                      --------------

                 1.   Receipt of Purchase Order                            June 4, 1998
                 2.   Delivery of System to Site                           June 18, 1998
                 3.   Installation of Software at ACE*COMM                 June 23, 1998
                 4.   First Billing Calendar Cycle Begins                  Jan. 1, 1999

         B. Payment Schedule - Customer agrees to pay ACE*COMM in accordance with the following schedule:


                                                                            14

                  SYSTEM PAYMENTS                                      PAYMENT AMOUNT
                  ---------------                                      --------------
                  Licensed Software                                      $2,143,431
                  Hardware                                                  570,342

                  SERVICES
                  --------
                  Set-up/training                                           156,500
                  Other one-time costs                                      288,000
                  Custom development based on time & materials              250,000
                  Total with discount:                                   $3,408,273


                  The amount above to be paid as follows:

                  Forty percent (40%) with order                          $1,363,311
                  Ten percent (10%) on July 31, 1998                         340,827
                  Ten percent (10%) on August 31, 1998                       340,827
                  Ten percent (10%) on September 30, 1998                    340,827
                  Ten percent (10%) on October 31, 1998                      340,827
                  Ten percent (10%) on November 30, 1998                     340,827
                  Ten percent (10%) upon completion of first
                  Live billing cycle production run begins.                  340,827


                  CONTRACT MILESTONES                                      ESTIMATED DATE
                  -------------------                                      --------------

                  1.   Purchase Order received by ACE*COMM                 June 4, 1998
                  2.   Contract signed                                     June 10, 1998
                  3.   Installation of NetPlus Pro*Vision                  June 23, 1998
                  4.   First Live Billing Cycle production run begins      January 31, 1999

                                  Attachment B

                        ENGINEERING AND SUPPORT SERVICES
                                TIME AND EXPENSES



1. Engineering and support services are available on a time and expenses basis. Services may be provided on fixed price quotation basis or on actual time and expenses as they are incurred.

2.       Labor is charged for work time.

3.       The following table presents current labor rates by labor category.

4.       Overtime billed at standard rates.


RATE CATEGORY      LABOR TITLE                                  RATE PER HOUR
         A         Program Manager                              185
         A         Software Applications                        160
                   Engineer/Programmer IV
         A         Software Development Manager                 160
         A         Technical Support Manager                    160
         A         Technical Training Manager                   160
         B         Project Manager                              140
         B         Senior Technical Training Instructor         140
         B         Software Applications                        140
                   Engineer/Programmer III
         B         Systems Engineering Manager                  140
         B         Technical Support Engineer III               140
         C         Quality Assurance Technician III             110
         C         Software Applications                        110
                   Engineer/Programmer II
                   Technical Support Engineer II                110
         C         Technical Training Instructor II             110
         D         Software Applications                        90
                   Engineer/Program I
         D         Technical Support Engineer I                 90
         F         Data Entry Operator                          55

                                  Attachment E

Desc.:  SUN Enterprise 3500 Servers

---------------------------------------------------------------------------------------------------------------------------------
                                                                                    Unit       Client
Line                                                                                List        Unit      Extended       Client
 No.   Qty.   Manufacturer   Description                          Item #           Price        Cost     List Price     Ext Cost
---------------------------------------------------------------------------------------------------------------------------------
  1              Note:       This configuration is for 2 Sun
                             Enterprise 3500 Servers set up to
                             share the Tape Backup Services
---------------------------------------------------------------------------------------------------------------------------------
  2
---------------------------------------------------------------------------------------------------------------------------------
  3     2         SUN        Enterprise 3500 Server Base          E3500-C64      79,800.00   57,456.00   159,600.00   114,912.00
                             Package, Tower Enclosure, One
                             SunCD32, Two Power/Cooling
                             Modules. Two CPU/Memory Boards,
                             Four 336-MHz/4-MB UltraSPARC
                             Modules, Solaris Server License
---------------------------------------------------------------------------------------------------------------------------------
  4     8         SUN        256-Mbyte Memory Expansion (8 X      7022A           3,200.00    2,304.00    25,600.00    18,432.00
                             32-Mbyte Memory Module)
---------------------------------------------------------------------------------------------------------------------------------
  5    16         SUN        Internal 9.1-Gbyte 7200 RPM FC-AL    6709A           2,500.00    1,800.00    40,000.00    28,800.00
                             Disk Drive. 1.6" High
---------------------------------------------------------------------------------------------------------------------------------
  6     2         SUN        EXX00 SBus I/O Board w/Three         2612A           6,500.00    4,680.00    13,000.00     9,360.00
                             Empty SBus slots, two empty 100
                             MB/sec FC-AL sockets, one 10/100
                             MB/sec Ethernet (Twisted Pair or
                             MIDI) Interface
---------------------------------------------------------------------------------------------------------------------------------
  7     2         SUN        Optional FC-AL Interface Board,      2652A           1,500.00    1,080.00     3,000.00     2,160.00
                             includes two GBIC modules, one 2
                             meter FC-AL cable
---------------------------------------------------------------------------------------------------------------------------------
  8     2         SUN        2-meter Fibre Optic Cable            X973A             150.00      150.00       300.00       300.00
---------------------------------------------------------------------------------------------------------------------------------
  9     2         SUN        SunFastEthernet 10/100 SBus          1059A             795.00      572.40     1,590.00     1,144.80
                             Adapter 2.0 SBus Card,
                             Media, Documentation
                             and Single-SBus License
                             SunFastEthernet 10/100
                             SBus Adapter 2.0
---------------------------------------------------------------------------------------------------------------------------------
 10     4         SUN        FC-AL 100 MB/sec GBIC module         6731A             600.00      432.00     2,400.00     1,728.00
---------------------------------------------------------------------------------------------------------------------------------
 11     2         SUN        TurboGX 8-bit color graphics         7110A             830.00      730.40     1,660.00     1,460.80
                             card, cables and documentation
---------------------------------------------------------------------------------------------------------------------------------
 12     2         SUN        17-inch Entry Color Monitor          X7103A            710.00      624.80     1,420.00     1,249.60
---------------------------------------------------------------------------------------------------------------------------------
 13     2         SUN        Type 5 Country Kits for U.S. and     X3540A
                             Canada only, UNIX
---------------------------------------------------------------------------------------------------------------------------------
 14     2         SUN        Solaris 25.1 Hardware 11/97 US       SOLS-2.51NO       100.00       72.00       200.00       144.00
                             English Server Media Kit
---------------------------------------------------------------------------------------------------------------------------------
 15     2         SUN        Second Peripheral Power Supply,      9698A           1,500.00    1,080.00     3,000.00     2,160.00
                             195W
---------------------------------------------------------------------------------------------------------------------------------
 16     2         SUN        SERVERSTART Install Services         NF-INST-SS      2,000.00    2,000.00     4,000.00     4,000.00
---------------------------------------------------------------------------------------------------------------------------------
 17     2         SUN        SPARCstorage Array Installation      NF-INST-SSA     1,800.00    1,800.00     3,600.00     3,600.00
                             Service
---------------------------------------------------------------------------------------------------------------------------------
 18     2         SUN        (RTU License Only) Sun Enterprise    EVM-2.5-DS-L    6,995.00    5,036.40    13,990.00    10,072.80
                             Volume Manager 2.5 for
                             Departmental Servers RTU only
---------------------------------------------------------------------------------------------------------------------------------
 19     2         SUN        Solstice Database Module for         BU09S-210.99    5,000.00    4,250.00    10,000.00      8500.00
                             Oracle 2.1 for Solaris/SPARC
                             Media, Docs RTU
---------------------------------------------------------------------------------------------------------------------------------
 20                                                                                             SUBTOTAL 2 SERVERS   $208,024.00
---------------------------------------------------------------------------------------------------------------------------------
 21                                                                                               PRICE PER SERVER   $104,012.00
---------------------------------------------------------------------------------------------------------------------------------
 22
---------------------------------------------------------------------------------------------------------------------------------
 23     1         SUN        SBus Differential Fast/wide          1062A           1,295.00      932.40     1,295.00       932.40
                             Intelligent SCSI-2 Host Adapter
                             (DWIS/S)
---------------------------------------------------------------------------------------------------------------------------------
 24     1         SUN        280-560 Gbyte StorEdge L280 Tape    SG-            19,500.00   14,040.00    19,500.00    14,040.00
                             Autoloader (Desktop)                 XLIBDLT1-
---------------------------------------------------------------------------------------------------------------------------------
 25     1         SUN        Solstice Backup 5.1 Network          BUW99-510-99    6,000.00    5,100.00     6,000.00     5,100.00
                             Edition for Solaris SPARC/Intel,
                             Media, Docs, RTU
---------------------------------------------------------------------------------------------------------------------------------


                                  Attachment E

Desc.:  SUN Enterprise 3500 Servers

---------------------------------------------------------------------------------------------------------------------------------
                                                                                    Unit       Client
Line                                                                                List        Unit     Extended        Client
 No.   Qty.   Manufacturer   Description                          Item #           Price        Cost     List Price     Ext Cost
---------------------------------------------------------------------------------------------------------------------------------
 26     1         SUN        Solstice Backup 5.1 1-8 slot         BUJV9-          1,500,00    1,275.00     1,500.00     1,275.00
                             jukebox module for Solaris           510-999
                             SPARC/Intel. RTU
---------------------------------------------------------------------------------------------------------------------------------
 27     1         SUN        (Media and Documentation Sun         EVM-2-5-B         100.00      100.00       100.00       100.00
                             Enterprise Volume Manager 2.5
                             Base Pack
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       SUBTOTAL ANCILLARY EQUIPMENT   $21,447.40
                             ----------------------------------------------------------------------------------------------------
                                                                                                     PURCHASE PRICE  $229,471.40
                             ----------------------------------------------------------------------------------------------------

                        LOGIX COMMUNICATIONS CORPORATION
                           STATEMENT OF WORK/PRICING
                    Netplus Pro*Vision, N*VISION, CANS, DCMS
              ACE*COMM Deliverable Software, Hardware, and Services
                                  SUMMARY PAGE

         OFFEROR:

                  ACE*COMM Corporation
                  704 Quince Orchard Road                    Phone: 301-721-3000
                  Gaithersburg, Maryland 20878               Fax: 301-721-3001


1.0      SOFTWARE PRO*VISION LICENSE
         1.1      Client Software License, plus annual warranty
         1.2      Server Software by Function Group
         1.3      Total Initial Software for 45,000 ANIs
         1.4      Incremental License Additions Costs
                  Initial software warranty is for 12 months from
                  delivery. Thereafter maintenance is for one year
                  durations at 18% of current license fee not to exceed
                  $500,000 in years 3 through 5. License includes
                  purchased modules plus all scheduled releases while
                  maintenance is in effect.
2.0      SETUP, SUPPORT, & TRAINING
3.0      SERVICE BUREAU --Outsource MIS/Data Processing
                  Logix licenses software and purchases Server located
                  at ACE*COMM. Server and Back Office bill processing
                  done at ACE*COMM Data Center Service. Bureau/MIS
                  Outsourcing pricing is available with a minimum
                  $12,500 per month fee against actual transaction
                  fees.
4.0      HARDWARE for Pro*Vision
                  Plus 15% ACE*COMM integration and testing charge.
                  Client hardware platform pricing not included in
                  Quote. Windows 95 workstation required for Developer
                  2000 bill production.
5.0      REAL TIME DATA MANAGEMENT
                  N*Vision-Real Time Network Surveillance, Reporting, Data Warehousing
                  DCMS Data collection device to feed Pro*Vision.
                  CANS Network Data storage and distribution package
                  Modification to software to be determined.
         5.1      Software Charge, Hardware Charge, Implementation and Training
6.0      ACE*COMM PRICING SUMMARY


                        LOGIX COMMUNICATIONS CORPORATION
                           STATEMENT OF WORK/PRICING
                               NETPLUS PRO*VISION
          Multi-Services Customer Care, Service Management and Billing


OFFEROR:
         ACE*COMM
         704 Quince Orchard Road                             Phone: 301-721-3000
         Gaithersburg, Maryland 20878                        Fax: 301-721-3001
         Contact: Michael Kresloff


1.0      PRO*VISION SOFTWARE REQUIREMENTS GENERAL:
         Software is provided on a per seat (client) and Site (server) license format

1.1      CLIENT            $250,000 one time payment (plus maintenance for years two and beyond)
                           for unlimited, perpetual Logix client workstations.
1.2      SERVER            Core Modules (systems admin., report writer, process security)                               $   360,895
                           Billing Customer Care                                                                        $   530,612
                           Service Creation, Facilities Management                                                      $   472,090
                           CDR Mediation (via FTP or Tape) w/o Collector                                                $    85,834
                           First Year Warranty                                                                           (included)
                                                                                                                        ===========
1.3                        Total Server Software 45,000 initial lines                                                   $ 1,449,431
                           (ANI's, Paging, Wireless, D50 Numbers)
                           --------------------------------------------------------------------------------------------------------
1.4                        GROWTH LICENSE INCREMENTS                          10,000+         25,000+        50,000+       100,000+
                           --------------------------------------------------------------------------------------------------------
                           INCREMENTS                                      40K - 100K         TO 100K        TO 200K
                           --------------------------------------------------------------------------------------------------------
                           Core Modules                                   $    38,672    $     82,178    $   143,811    $   251,669
                           --------------------------------------------------------------------------------------------------------
                           Billing Customer Care                          $    55,000    $    116,875    $   204,531    $   357,930
                           --------------------------------------------------------------------------------------------------------
                           Service Creation, Facilities
                           Management                                     $    49,844    $    105,918    $   185,356    $   324,374
                           --------------------------------------------------------------------------------------------------------
                           Call Mediation w/o collector                   $    10,313    $     21,914    $    38,350    $    67,112
                           --------------------------------------------------------------------------------------------------------
                           INCREMENT TOTAL                                $   153,828    $    326,885    $   572,048    $ 1,001,085
                           --------------------------------------------------------------------------------------------------------

1.5      One Year Software Warranty included with initial license pricing.
         Pro*Vision is tested for year 2000 operability. If faults are found concerning the year 2000, they will be fixed free of charge.
         Server Software Maintenance provided an 18% of License fee. Hardware warranty can be extended to one year with hardware vendor. Client
         Software Maintenance is provided at 18% of client licenses per year.
         Customization/Modification costs to be determined.

1.6      For item Growth License documents for Pro*Vision, N*Vision and CANS,
         Customer Shall be entitled to a 20% discount in years 2 through 5 and shall not pay more than $1,500,000, $1,500,000, and $700 for such Growth Licenses in years 3, 4 and 5 respectively.


--------------------------------------------------------------------------------
                        LOGIX COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
                           STATEMENT OF WORK/PRICING

                               NETPLUS PRO*VISION

          Multi-Services Customer Care, Service Management and Billing

--------------------------------------------------------------------------------

OFFEROR:
         ACE*COMM
         704 Quince Orchard Road             Phone: 301-721-3000
         Gaithersburg, Maryland 20878        Fax: 301-721-3001
         Contact: Mike Kresloff
--------------------------------------------------------------------------------

2.0      TRAINING AND SETUP RECOMMENDATIONS.
         Software is provided on a per seat (client) and Site (server) license format. Charges will be based on actual time and materials in accordance with Attachment B.

                  Estimated Site Setup (Install)                           $  30,000
                  Estimated Training (Basic level course instruction)      $  30,000
                  Estimated Support (Data Fill and implementation)
                  For actual hourly rates, see Attachment B.
                                                                           $ 288,000
                                                                           ---------
                  TOTAL PRO*VISION TRAINING,                               $ 348,000
                                                                           =========

                  SET-UP AND SUPPORT

--------------------------------------------------------------------------------
                        LOGIX COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
                           STATEMENT OF WORK/PRICING

                      NETPLUS PRO*VISION AND N*VISION/CANS

          Multi-Services Customer Care, Service Management and Billing

         OFFEROR:

                ACE*COMM
                704 Quince Orchard Road                Phone: 301-721-3000
                Gaithersburg, Maryland 20878           Fax: 301-721-3001


4.0      HARDWARE PRICING ESTIMATE

                UNIX Ultra 3500 Server Hardware w/Ancillary Eqmt.        $125,459.40
                ACE*COMM Integration                                      $18,818.91
                                                                         -----------

                                                            SUB TOTAL    $144,278.31
                                                                         -----------



                NT Server for print engine, networked to UNIX server.
                Pentium II Processor
                Optimally configured                        SUB TOTAL    $    10,000
                                                                         -----------
                                             TOTAL PRO*VISION HARDWARE   $154,278.31
                                                                         ===========

--------------------------------------------------------------------------------
                        LOGIX COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
                           STATEMENT OF WORK/PRICING

              NETWORK SURVEILLANCE, CDR COLLECTION AND REFORMATTING

                       Enhanced, Real Time CDR Management



OFFEROR:

         ACE*COMM Corporation
         704 Quince Orchard Road                       Phone: 301-721-3000
         Gaithersburg, Maryland 20878                  Fax: 301-721-3001

------------------------------------------------------------------------------------------------------------------
                                                                   HARDWARE     IMPLEMENTATION/SET
           PRODUCT                              SOFTWARE COST        COST                UP             TRAINING
------------------------------------------------------------------------------------------------------------------
  N*VISION (See note (1))                          $300,000                           $20,000*           $5,000*
  DCMS* - CDR Collection--Redundant-One per                          $45,000           $3,500*           $7,500*
    switch unless BX.25 from DMS 500
  Discounts for 3rd to 5th - 5%
  Discounts for 6th to 10th - 10%
  Discounts for 11th to 15th - 15%
  Discounts for 16th to 20th - 20%
  CANS, Network Collection and CDR Distribution                                       $10,000*          $15,000*
  Up to 8 switches at                              $144,000
  9-16 switches at                                 $256,000
  17-24 switches at                                $368,000
  25-32 switches                                   $448,000
  Site Survey per site                                                                 $3,000*




  UNIX Server Component for N*Vision                             $119,613.80           $5,000*          $10,000*
   w/integration
==================================================================================================================

(1) Price of $300K is for up to 500K daily CDRs. For 500K - 1 million daily CDRs, additional $150K; for 1 - 2 million daily, additional $150K; for 2 million to 3 million, additional $150K; for 3 - 5 million, additional $375K; for 6 - 10 million, additional $375K; for 11 - 20 million, additional $375K.

Note: N*Vision, DCMS, and CANS are tested for year 2000 operability. If faults are found concerning year 2000, they will be fixed free of charge.

*Implementation and training will be completed on a time and material basis at the rates listed in Attachment B.

--------------------------------------------------------------------------------
                        LOGIX COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
                            STATEMENT OF WORK/PRICING

                    NETPLUS PRO*VISION, N*VISION, CANS, DC&MS

          Multi-Services Customer Care, Service Management and Billing
                             Initial Contract Price

         OFFEROR:
                  ACE*COMM Corporation
                  704 Quince Orchard Road              Phone: 301-721-3000
                  Gaithersburg, Maryland 20878         Fax: 301-721-3001
--------------------------------------------------------------------------------

6.0      ACE*COMM Pricing Summary
         SOFTWARE
         Pro*Vision Server Software License                                   $        1,449,431
         Pro*Vision Client Software License                                   $          250,000
         N*Vision                                                             $          300,000
         CANS (6 switch license)                                              $          144,000
                                                                              ------------------
                                                               TOTAL SOFTWARE $        2,143,431
                                                                              ==================
         HARDWARE
         Pro*Vision UNIX Server with Ancillary Equipment                      $          144,2&8
         DCMS - (six sites, redundant)                                        $          258,750
         N*Vision UNIX Server                                                 $          119,614
         NT Server for Bill Print Engine                                      $           10,000
         Hardware Maintenance 9 months for servers                            $           37,700
                                                                              ------------------
                                                               TOTAL HARDWARE $          570,342
                                                                              ==================

         INSTALLATION AND SETUP
         Pro*Vision Setup/training                                            $           60,000
         N*Vision                                                             $           40,000
         DCMS (six setups, one training)                                      $           28,500
         CANS                                                                 $           28,000
                                                                              ------------------
                                                               TOTAL SERVICES $          156,500
                                                                              ==================

         OTHER ONE TIME COST
         Pro*Vision Support Six Months                                        $          288,000
         Development Estimate                                                 $          250,000
                                                                              ------------------
                                                               TOTAL SERVICES $          538,000
                                                                              ==================

                                                               OVERALL TOTAL $         3,408,273
                                                                              ==================

         Payment Terms       40% with order                                            1,363,311
                             10% on July 31, 1998                                        340,827
                             10% on August 31, 1998                                      340,827
                             10% on September 30, 1998                                   340,827
                             10% on October 31, 1998                                     340,827
                             10% on November 30, 1998                                    340.827
                             10% upon completion of first live billing cycle.            340,827

Service Bureau processing charges are not included in this summary and are payable monthly from the start of first live billing cycle production run.

                       DATA PROCESSING SERVICES AGREEMENT


         THIS AGREEMENT (the "Agreement") is hereby entered into between ACE*COMM Corporation ("ACE*COMM") located at 704 Quince Orchard Road, Gaithersburg, Maryland 2,0878, and LOGIX COMMUNICATIONS CORPORATION, A SUBSIDIARY OF DOBSON WIRELINE COMPANY ("Customer") with offices at 13439 N. BROADWAY EXTENSION. OKLAHOMA CITY, OKLAHOMA 73114, on the following terms and conditions:

1.       GENERAL UNDERTAKING.

(a) COMPUTER PROCESSING SERVICES. ACE*COMM shall provide Customer with the computer processing services described in the Schedule of Processing Services (the "Processing Services")' to process Customer's internal information (the "Data"), which may include Internal information of Customer's parent, subsidiary or other affiliate controlled by any of the foregoing (where "control" for purposes of this Section 1 means a 50% ownership interest), in accordance with
Section 2(d) ("Performance Goals") and this Agreement. ACE*COMM will provide the Processing Services from its data processing center, located in Gaithersburg, Maryland (the "Processing ACE*COMM Data Center"), at the prices set forth in
Section 4 ("Service Fees & Other Charges").

(b) COMMUNICATIONS SYSTEM. ACE*COMM shall deliver Processing Services to a "Point of Connection" located within the communications room at the Processing ACE*COMM Data Center. The Customer shall at its own expense provide or arrange dedicated telecommunications circuits and transmission services linking the Point of Connection with the Customer's central and various remote locations (the "Communications System"). ACE*COMM's ability to provide Processing Service's in accordance with this Agreement is expressly conditioned on the adequacy and availability of the Communications System supplied by Customer, which will initially be an adequate connection from a vendor selected by Customer and may be modified from time to time at the election of Customer.

(c) REMOTE ACCESS EQUIPMENT. The parties shall provide the following equipment during the Term of this Agreement:

(i) SUPPLIED BY ACE*COMM. ACE*COMM shall provide, install and maintain at the prices set forth in the Schedule of Prices the computer hardware and telecommunications devices identified on Subpart A of the attached Schedule of Remote Access Equipment at the locations specified therein (the "ACE* COMM
Equipment:

(ii) SUPPLIED BY CUSTOMER. Except as specified in Clause (i) above, the Customer shall provide, install and maintain at its own expense all other remote computer terminals, modems, printers and other hardware and telecommunications services (including leased lines and circuits) and devices required to obtain access to the Processing ACE*COMM Data Center and to make effective use of the Processing Services at the level of activity and performance contemplated herein (the "Customer Equipment").

(d) SOFTWARE. The software used by ACE*COMM to provide the Processing Services shall be supplied as follows:

(i) OPERATIONS SOFTWARE. ACE*COMM shall, as specified in the Schedule of Software, provide the "Standard Library of Software" at no additional charge and shall provide the "Software Subject to Surcharge" at the surcharge rates set forth in the Schedule of Prices.

(ii) APPLICATIONS SERVICES. Unless specified in the Schedule of Application Services, the work contemplated hereunder does not include software applications development, maintenance or conversion of programs or data.

(e) OTHER BILLABLE SERVICES. ACE*COMM shall be reasonably available from time to time during the Term hereof to assist Customer with "Other Billable Services" outside the scope of Processing Services. Such services could include assistance in the design or procurement of additional or different telecommunications circuits, implementation or consolidation of other Customer data processing operations, software development or conversion services and general troubleshooting of problems with Customer-supplied application software or problems interfering with Processing Services not caused by ACE*COMM. Other Billable Services shall be subject to a signed amendment hereto or separate agreement between the parties.

2.       PROCESSING ACE*COMM DATA CENTER OPERATIONS.

(a) INITIATING PROCESSING AT THE PROCESSING ACE*COMM DATA CENTER. Within fifteen (15) days after execution of this Agreement, the parties shall each appoint a Coordinator responsible for coordinating and facilitating the implementation of Customer's data processing operations at the Processing ACE*COMM Data Center. ACE*COMM shall plan, manage and execute the implementation according to a plan and schedule approved by the parties (the "Implementation Plan").

(b) COMMENCEMENT OF PROCESSING SERVICES. Upon completion of implementation, the parties shall test the Processing Services to determine whether the level of performance complies with the criteria set forth in the IMPLEMENTATION PLAN. The "Commencement Date" of the Processing Services shall be determined by the respective Service Coordinators of ACE*COMM and Customer. Thereafter, each anniversary of the Commencement Date shall be considered a separate "Processing Year" for purposes of this Agreement.

(c)      OPERATIONS MANAGEMENT.

(i) CUSTOMER ACCOUNT MANAGER. ACE*COMM shall appoint a Customer Account Manager to serve as Customer's key point of contact with ACE*COMM for any questions, problems or service issues during the Term hereof, as more fully explained in ACE*COMM's Customer Guide (the "Customer Guide"). The Customer Guide will be completed 15 days after commencement and will be delivered in a form mutually agreed to by the parties.

(ii) DOCUMENTATION. ACE*COMM shall, at its own expense, provide Customer two (2) copies of the Customer Guide, one in electronic MS Word format, and related documentation pertaining to ACE*COMM supplied software. (collectively, the "Documentation"). The Customer may copy the Documentation. Upon termination of this Agreement, the Customer shall either return to ACE*COMM all copies of Documentation under its possession or control, or destroy such copies with confirmation of such to ACE*COMM within a reasonable period of time.

(iii) TRAINING. ACE*COMM shall, at its proposed rates, provide Customer such training and instruction at a mutually convenient location as may reasonably be needed by managers and technicians of general proficiency to make effective use of the Processing Services.

(iv) OPERATING PROCEDURES. After receipt of the Customer Guide, the Customer shall at all times comply with ACE*COMM's operational and security procedures, as reflected in the Customer Guide, as from time to time revised by ACE*COMM. ACE*COMM reserves the right in its sole discretion to upgrade or reconfigure system components, hardware or software and otherwise to arrange its location or method of operations and procedures, in a manner that maintains its compatibility with existing systems, as it deems necessary or helpful in meeting the requirements of this Agreement.

(d)      PERFORMANCE GOALS.

(i) PROCESSING SERVICES PERFORMANCE OBJECTIVES. ACE*COMM shall meet the minimum performance objectives for the Processing Services (the "Performance Goals"), as follows:

               (a) TIMELINESS OF SUBSCRIBER INVOICES. ACE*COMM shall send out all subscriber invoices, as described in Section
                     1(c) of the Schedule of Processing Services, generated by the Processing Services (the "Subscriber Invoices") with the following schedule. ACE*COMM shall send out the Subscriber Invoices for charges incurred during a billing cycle within nine (9) calendar days of the end of the billing cycle, including one-half of a business day for billing cycle verification by Customer, as defined in the Customer Guide. In the event the Customer uses more than one-half of a business day for cycle verification, the excess time beyond one-half of a business day shall be added onto the nine (9) day deadline for sending out the Subscriber Invoices described herein. Subscriber Invoices must be sent to the correct address, physical or electronic, for each account as provided by Customer in order to fulfill the requirement of timeliness set forth by this Subsection (a).

               b) METHOD OF DELIVERY FOR SUBSCRIBER INVOICES. ACE*COMM shall deliver Subscriber Invoices in accordance with the method specified by Customer for the billing of each account. Where not otherwise specified by Customer, ACE*COMM shall deliver Subscriber Invoices by first-class mail postage prepaid.

               c) ACCURACY OF SUBSCRIBER INVOICES. ACE*COMM shall bill parties for the full and exact amount indicated as owing by the Data provided by Customer unless otherwise instructed in writing by Customer.

(ii) OPERATIONAL PARAMETERS. After commencement of Processing Services, the Performance Goals shall be conditioned on the Customer not exceeding fifteen percent (15%) or more transaction growth," as described below, in any month, If this occurs, the Parties shall negotiate in good faith an appropriate adjustment to the Processing Services and/or Performance Goals for that month. Transaction growth shall be calculated as the percentage increase in "Billable Transactions" (Billable Transactions are defined as any call transaction message that is input through electronic and manual means to a ACE*COMM managed process or processes that will result in direct or indirect invoicing by ACE*COMM or any third party company, account cycle processing, tape input and output handling and material cost etc. as defined in Schedule of Prices -- Billable Transactions), required by the Customer in a given month as compared to the average number of Billable Transactions required over the previous two (2) months.

(iii) OTHER MATTERS. The Performance Goals (and any specific goals for Particular System functions described in any attachment hereto) shall be considered objectives only and not representations, warranties or guarantees of performance, The performance objective, as described above, shall not apply during the first sixty (60) days following the Commencement Date. ACE*COMM shall make its best efforts to Provide the maximum performance possible during this sixty (60) day period and throughout the term of this contract.

(e) MIGRATION FROM ACE*COMM. Upon termination of this Agreement for any reason, at Customer's request, ACE*COMM shall provide support staff, services and shall cooperate fully with Customer to plan and execute an orderly migration of hardware, software and Processing Services to the destination of Customer's choice according to a migration plan and schedule supplied by Customer in mutually agreeable form. The services described in this Section 2(e) shall be subject to a fee as described in the Schedule of Prices (the "Migration Fee").

3 TERM. TERMINATION. This Agreement shall be effective from the date last below written and, unless terminated earlier under this Section 3 or under Section 14 ("Default"), shall continue in full force and effect for a period of four (4) years from the Commencement Date. The Term shall be renewed for successive one (1) year periods unless either party notifies the other party at least sixty (60) days prior to expiration of the then current Term that the Agreement shall not be renewed. Notwithstanding the foregoing, Customer may terminate this Agreement at any time after Completion of the second (2nd) Processing Year, upon sixty (60) days' notice and payment of the "Termination Fee" described in the Schedule of Prices. Such termination shall have no effect on Customer's obligation to pay for all amounts due hereunder or the parties' rights and obligations under Section 6 ("Proprietary Rights"), Section 7 ("Confidential Information"), Section 8 ("Nonsolicitation"), Section 11 ("Limitation of Remedies & Liabilities") or Section 21 ("Compliance with Export Regulations"). Notwithstanding the foregoing, in the event ACE*COMM fails during four
         (4) of any eight (8) consecutive months to meet the Performance Goals described in Section 2(d) ("Performance Goals") Customer shall have an unrestricted right to terminate this agreement and shall thereafter incur no obligations under the Agreement. Such termination shall have no effect on the parties' rights and obligations under Section 6 ("Proprietary Rights"), Section 7 ("Confidential Information"), Section 8 ("Nonsolicitation"), Section 11 ("Limitation of Remedies & Liabilities") or Section 21 ("Compliance
          with Export Regulations").

4. SERVICE FEES & OTHER CHARGES. Beginning with the Commencement Date and in consideration of the Processing Services and other technology or services provided under Section 1 ("General Undertaking"), the Customer agrees to pay ACE*COMM the following compensation in accordance with
         Section 5 ("Invoices & Payment"):

(a)      MONTHLY SERVICE FEES.

         Customer shall pay ACE*COMM the greater of either:

                      (i) MINIMUM MONTHLY SERVICE FEE. a Minimum Monthly Service Fee in the amount of twelve thousand five hundred dollars ($12,500.00) for the Processing Services.

                      (ii) TRANSACTION PROCESSING FEE. a Transaction Processing Fee as calculated in accordance with the SCHEDULE OF PRICES.

(b) CERTAIN OTHER CHARGES. If the data submitted by Customer is incorrect, incomplete or not in the format specified by ACE*COMM, Customer agrees to pay ACE*COMM their then current standard hourly rates for additional work required to correct, complete or otherwise prepare the data for processing where Customer has provided prior approval for such work to be undertaken by ACE*COMM.

                  Once production control release's approval for cycle printing, all costs for transaction processing, and/or cycle printing will be the responsibility of Customer (this includes restarts and reruns) unless such costs are incurred through the negligence of ACE*COMM.

                  The price for Other Billable Services, if any, rendered by ACE*COMM shall be ACE*COMM's then current proposed standard price for the services rendered or such price as the parties otherwise agree in writing. Unless otherwise stated, the price for Other Billable Services does not include and Customer shall reimburse ACE*COMM for all associated out-of-pocket costs for travel, long distance telephone, shipping, supplies and other related costs, subject to reasonable reporting and substantiation requirements.

(c) CERTAIN TAXES. The Customer shall be responsible for any state and local sales or use tax based on the Customer's payment of fees and use of Processing Services or other deliverables provided hereunder. ACE*COMM shall be responsible for taxes based on ACE*COMM's net income, gross income, receipts, capital or net worth as well as all minimum taxes, doing business taxes and franchise taxes.

5.       INVOICES & PAYMENT.

(a) MINIMUM MONTHLY SERVICE FEE. The Minimum Monthly Service Fee shall be paid in arrears, without invoice or additional notice, on the first day of each month beginning with the month following the month in which the Commencement Date occurs. The Minimum Monthly Service Fee shall be prorated during the first month of the first Processing Year and the last month of the Term hereof based on the ratio of the actual number of days of Processing Services utilization to the total number of days in each such month.

(b) ADDITIONAL SERVICE FEE. ACE*COMM shall submit an invoice to Customer for any Additional Service Fees by the fifteenth (15th) day of the month following the month in which such Additional Service Fees are incurred by Customer. Such Additional Service Fees shall be paid no later than the first day of the month immediately following the month in which such invoice is dated.

(c) OTHER CHARGES. Any amounts due for Other Billable Services, reimbursable out-of-pocket costs or other charges due hereunder shall be invoiced monthly and paid by Customer within thirty (30) days from date of invoice.

(d) LATE CHARGES. Customer may not withhold or "setoff" any amounts due hereunder and ACE*COMM reserves the right to assert appropriate liens to ensure payment. Any late payment shall be subject to costs of collection (including reasonable attorneys' fees) and shall bear interest at the rate of one and one half percent (1-1/2%) per month or fraction thereof until paid.

6.       PROPRIETARY RIGHTS.

(a) RIGHTS IN DATA. ACE*COMM agrees that all Data received, computed, developed, used or stored pursuant to this Agreement shall remain the exclusive property of the Customer and that immediately upon termination of this Agreement, all such Data shall be furnished to Customer in machine, readable form without additional charge, except for reasonable processing, material and labor costs, provided Customer is current in its payment of all amounts due hereunder. ACE*COMM further agrees that the Data will be used only for the purposes expressly contemplated by this agreement and for no other purpose.

(b) RIGHTS IN SOFTWARE. All software of third party vendors (other than ACE*COMM) supplied by ACE*COMM shall be governed by the terms and conditions of the original vendor license agreement accompanying such software or, if no such license agreement is included, by the vender's standard license terms generally applicable to the particular product provided such terms are typical and ordinary and, in all cases, do not impose any obligations upon the Customer in addition to the Customer's obligations as set forth in this Agreement. Upon payment of all fees associated thereto, the Customer is hereby granted the nonexclusive right and license to use, execute and copy all software supplied by ACE*COMM in object code form as an integral part of obtaining the Processing Services and for no other purpose. Except as Provided by Section 19 ("Assignment, Transfer"), Customer may not assign, transfer or sublicense this license without ACE*COMM's prior written consent (which consent shall not be unreasonably withheld) and any attempt to the contrary shall be void. With respect to the Customer-supplied software, ACE*COMM is hereby granted the nonexclusive right and license to use such software in the same form(s) provided by Customer for use in providing the Processing Services and for no other purpose. ACE*COMM may not assign, transfer or sublicense this license without the Customer's prior written consent (which consent shall not be unreasonably withheld) and any attempt to the contrary shall be void. Unless otherwise agreed in writing, any specially ordered software or modifications developed by ACE*COMM at Customer's request shall be owned exclusively by ACE*COMM and Customer shall receive a nonexclusive license conferring rights and obligations equivalent to those provided for other ACE*COMM-supplied software, as described in the second sentence of this Subsection.

7.       CONFIDENTIAL INFORMATION.

(a) ACKNOWLEDGMENT OF CONFIDENTIALITY. Each party hereby acknowledges that it may be exposed to confidential information belonging to or supplied by the other party or relating to its affairs including, without limitation, the Data, software, business plans and procedures, the terms of this Agreement, the Customer Guide, and other information that may be marked as confidential ("Confidential Information"). Confidential Information does not include (i) information already known or independently developed by the recipient outside the scope of this project; (ii) information in the public domain through no wrongful act of the recipient, or (iii) information received by the recipient from a third party who was free to disclose it.

(b) COVENANT NOT TO DISCLOSE. With respect to the other party's Confidential Information, and except as expressly authorized herein or as required by a court of competent jurisdiction, the recipient hereby agrees that during the Term hereof and at all times thereafter it shall not use, commercialize or disclose such Confidential Information to any person or entity, except to its own employees having a "need to know" (and who are themselves bound by similar nondisclosure restrictions) and to such other recipients as the other party may approve in writing. In no event shall either party attempt to decompile, disassemble or reverse engineer the other party's confidential or proprietary information and any information discovered in violation of this provision shall be treated as Confidential Information belonging exclusively to the other party. Each party shall use at least the same degree of care in safeguarding the other party's Confidential Information as it uses in safeguarding its own confidential information, but in no event shall less than due diligence and care be exercised. ACE*COMM shall not make use of any of the information received from the Customer for any purpose not expressly contemplated by this Agreement. If requested by the Customer, ACE*COMM's Personnel who are assigned to work on the Customer's projects shall execute a document satisfactory to the Customer acknowledging and agreeing to be bound by the terms of this Section 7 ("Confidential Information").

(c) NORMAL USE. Except as otherwise Specifically set forth in Section 6, nothing in this Section 7 shall be deemed to restrict the Customer from using any of the Customer's Data or any deliverable in the ordinary course of its business it being understood that many employees, subcontractors and others will use the Confidential Information in completing their duties for the Customer and that it may become necessary for the Customer to interface Confidential Information constituting software to other systems utilized by the Customer, its customers, its suppliers, and its consultants.

8. NONSOLICITATION. During the Term and for a period of one (1) year thereafter, each party agrees not to solicit, nor attempt to solicit, the services of any employee of the other party without the prior written consent of the other party. If this provision is violated, the violating party shall, pay liquidated damages equal to one hundred fifty (150) percent of the Solicited person's annual compensation; provided that upon making such payment, the violating party shall not be in breach of this Agreement.

9. INJUNCTIVE RELIEF; The parties acknowledge that violation by one party of the provisions of Section 6 ("Proprietary Rights"), Section 7 ("Confidential Information") or Section 8 ("Nonsolicitation") would cause irreparable harm to the other Party not adequately compensable by monetary damages. In addition to other relief, it is agreed that temporary and permanent injunctive relief would be an appropriate remedy to prevent any actual or threatened violation of such provisions or to enforce such provisions according to their terms. Any party substantially prevailing in an action for injunctive relief under this
         Section 9 shall be entitled to recover its costs of enforcement, including reasonable attorneys' fees.

10.      WARRANTIES.

(a) NONINFRINGEMENT WARRANTY. Each party (the "Indemnitor") represents and warrants that the Data and any software supplied by it in accordance with
Section 1(d) ("Software"), when properly used as contemplated herein, will not infringe or misappropriate any United States copyright, trademark, patent, or the trade secrets of any third persons and will defend, indemnify and hold harmless the other party (the "Indemnitee") from all damages, costs and expenses (including reasonable attorneys' fees) incurred as a result of any third party claim to the contrary. Upon being notified of such a claim, the Indemnitor shall
(i) defend through litigation or obtain through negotiation the right of Indemnitee to continue using the Data or software; (ii) purge the Data of tainted material or rework the software so as to make it noninfringing while preserving the original functionality; or (iii) replace the software with functionally equivalent software. If the Indemnitee reasonably determines that none of the foregoing alternatives provide an adequate remedy, the Indemnitee may, in addition to other relief, terminate all or any part of this Agreement.

(b) LIMITED PERFORMANCE WARRANTY. ACE*COMM represents and warrants that it shall make its best effort to ensure that the Processing Services are compatible with industry standards and practices, including year 2000 compliance, are free from malfunctions, errors or loss of Data, achieve the Performance Goals described in Section 2(d) ("Performance Goals"). However, ACE*COMM does not represent or warrant that the Processing Services will be entirely free from error or defect or that it will actually achieve the Performance Goals. The foregoing warranty shall apply only if: (i) Customer follows all operational instructions contained in the most current Customer Guide; (ii) Customer notifies ACE*COMM of errors or defects within a reasonable time after the appearance thereof; (iii) Customer has (to the extent Customer bears responsibility under another provision of this Agreement) provided and maintained adequate Remote Access Equipment, software, the Communications System and environmental conditions in accordance with applicable specifications and industry standards; (iv) Customer has not introduced other equipment, software or unusual workloads creating a materially adverse impact on the Processing Services or the ACE*COMM's ability to achieve the Performance Goals; and

(v) Customer has paid all amounts due hereunder and is not in default of any material provision of this Agreement. Customer is solely responsible for the adequacy and accuracy of all Data.

(c) WARRANTY RESPONSE. Upon being notified by the Customer or otherwise obtaining knowledge of a malfunction, error, or defect of the Processing Services ACE*COMM shall respond within a reasonable time as stated within the Processing Services Schedule (but not later than 12 hours of elapsed time), by telephone support or through the issuance of periodic updates to acknowledge the malfunction, error, or defect and, with the cooperation of the Customer, shall promptly commence diagnosis and error correction efforts and shall use all reasonable efforts to correct such problem before the subsequent billing cycle commences.

(d)      WARRANTY DISCLAIMER. EXCEPT AS SPECIFICALLY, PROVIDED IN THIS.
SECTION 10 "WARRANTIES") ACE*COMM HEREBY DISCLAIMS WITH RESPECT TO ALL PROCESSING OR OTHER SERVICES, EQUIPMENT, SOFTWARE, OR DELIVERABLES PROVIDED HEREUNDER, ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, TITLE OR FITNESS FOR A PARTICULAR PURPOSE.

11. LIMITATION OF REMEDIES & LIABILITIES. The parties acknowledge that the following provisions have been negotiated by them and reflect a fair allocation of risk:

(a)      REMEDIES. Except for certain injunctive relief authorized under
Section 9 ("Injunctive Relief"), Customer's sole and exclusive remedies for ACE*COMM's default hereunder shall be to obtain repair, replacement or correction of the defective services, software, equipment or deliverable to the extent warranted under Section 10 ("Warranties") which, in the case of Processing Services, means ACE*COMM shall at its own expense reinput the Data or rerun the programs containing the error. If such remedy is not economically or technically feasible or effective, then Customer may obtain an equitable partial or full credit or refund of amounts paid with respect to the defective services or deliverable, subject to the limitation set forth in Subsection (b) below.

(b) LIABILITIES. EXCEPT FOR DAMAGES ARISING FROM BODILY INJURY CAUSED SOLELY BY THE NEGLIGENCE OF ACE*COMM, DAMAGES COVERED BY THE INDEMNIFICATION AUTHORIZED UNDER SECTION 10(a) ("NONINFRINGEMENT WARRANTY"), DAMAGES ARISING OUT OF AN INFRINGEMENT OF PROPRIETARY RIGHTS OR DISCLOSURE OF CONFIDENTIAL INFORMATION, AMOUNTS DUE PURSUANT TO SUBSECTION 4(e) ("CERTAIN PRICE CREDITS") AND ANY INJUNCTIVE RELIEF AUTHORIZED PURSUANT TO THIS AGREEMENT, ACE*COMM SHALL NOT BE LIABLE FOR ANY AMOUNT EXCEEDING THE AMOUNT PAID BY CUSTOMER UNDER THE CONTRACT DURING THE ONE (1) YEAR PRIOR TO THE EVENT GIVING RISE TO THE ALLEGED CLAIM. NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR ANY THIRD PARTY, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFIT OR BUSINESS INTERRUPTION EVEN IF NOTIFIED IN ADVANCE OF SUCH POSSIBILITY) ARISING OUT OF OR PERTAINING TO THE SUBJECT MATTER OF THIS AGREEMENT.

12. NOTICES. Notices sent to either party shall be effective when delivered in person or transmitted by telecopier ("fax") machine, one (1) day after being sent by overnight courier, or two (2) days after being sent by first-class mail postage prepaid to the addresses set forth below, or to such other address as the parties may from time to time give notice:


         CUSTOMER ADDRESS:                         ACE*COMM ADDRESS
         -----------------                         ----------------

         LOGIX Communications Corporation, a       Dr. Thomas V. Russotto
         subsidiary of Dobson Wireline Company     Vice President
         Mr. Stephen Dobson                        ACE*COMM Corporation
         13439 North Broadway Extension            704 Quince Orchard Road
         Oklahoma City, OK 73114                   Gaithersburg, MD 20878

13. FAX COUNTERPARTS. A facsimile of this Agreement and notices generated in good form by a fax machine (as well as a photocopy thereof) shall be treated as "original" documents admissible into evidence unless a document's authenticity is genuinely placed in question.

14. DEFAULT. Either party shall be in default of this Agreement if: (i) it breaches any material provision hereof and fails within ten (10) days after receipt of notice of default to correct such default or to commence corrective action reasonably acceptable to the aggrieved party and proceed with due diligence to completion, or (ii) it becomes insolvent, makes an assignment for the benefit of its creditors, a receiver is appointed or a petition in Bankruptcy is filed with respect to the party and is not dismissed within thirty (30) days.

15. ARBITRATION, CHOICE OF LAW. Except for certain injunctive relief authorized under Section 9 ("Injunctive Relief"), which may be sought at any time, any dispute between the parties arising out of or relating to this Agreement or a breach hereof which dispute is not resolved within 10 days after receipt of notice by the allegedly breaching party, such dispute shall immediately be referred for resolution jointly by senior executives of the parties who are authorized to negotiate a resolution to such dispute. If such individuals are unable to agree upon a resolution within 20 days after referral of such dispute to them (such 20 day period together with the preceding 10 day period being referred to as the "RESOLUTION PERIOD;" provided, however, that the Resolution period shall in no event be less than 30 days), then either party may, upon notice to the other party pursuant to
         Section 12, refer the dispute for final, binding arbitration to J.A.M.S./Endispute or its successor organization for arbitration before a panel of three arbitrators (with each party choosing one arbitrator and the third arbitrator being chosen by the first two arbitrators) in Washington DC. Such arbitration shall be conducted under the administrative rules of J.A.M.S./Endispute; provided, however, that in the event of any conflict between such administrative rules and this
         Section 15, the provisions of this Section 15 shall govern. Each party shall bear its own coats and attorneys' fees with respect to such arbitration. The award of the arbitrators shall include a written explanation of their decision. The parties hereby agree that arbitration before J.A.M.S./Endispute pursuant to this Section 15 shall be the Parties' exclusive remedy and that the arbitration decision and award, if any, shall be final, binding upon, and enforceable against, the parties, and may be confirmed by the judgment of a court of competent jurisdiction. THIS AGREEMENT SHALL
         BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS
         OF TEXAS, AND ANY PROCEEDING SHALL BE INITIATED AND MAINTAINED IN
         SUCH STATE.

16. INDEPENDENT CONTRACTOR STATUS. Each, Party and its people are independent contractors in relation to the other party with respect to all matters arising under this Agreement. Nothing herein shall be deemed, to establish a partnership, joint venture, association or employment relationship between the parties. Each party shall remain responsible, and shall indemnify and hold harmless the other party, for the withholding and payment of all Federal, state and local personal income, wage, earnings, occupation, social security, worker's compensation, unemployment, sickness, and disability insurance taxes, payroll levies or employee benefit requirement (under ERISA, state law or otherwise) now existing or hereafter enacted and attributable to themselves and their respective people.

17. SECURITY, NO CONFLICTS. Each party agrees to inform the other of any information made available to the other party that is classified or restricted data, agrees to comply with the security requirements; imposed by any state or local government, or by the United States Government, and shall return all such material upon request. Each party warrants that its participation in this Agreement does not conflict with any contractual or other obligation of the party or create any conflict of interest prohibited by the U.S. Government or any other government and shall promptly notify the other party if any such conflict arises during the Term.

18. INSURANCE INDEMNITY. Each party shall maintain adequate Insurance protection covering its respective activities hereunder, including coverage for statutory worker's compensation, comprehensive, general liability for bodily injury and tangible property damage, as well as adequate coverage for vehicles. Each party shall indemnify and hold the other harmless from liability for bodily injury, death and tangible property damage resulting from the acts or omissions of its officers, agents, employees or representatives acting within the scope of their work. The parties agree that they mutually wave any and all rights of subrogation; against the other party.

19. ASSIGNMENT, TRANSFER. The Customer reserves the right to transfer or assign this Agreement, including the licenses granted hereunder, to any parent, subsidiary or other affiliate controlled by any of the foregoing (where "control" for purposes of this Section 19 means a 50% ownership interest); provided, however, that if such transfer or assignment by the Customer is done as part of a public offering of securities by the Customer, by an entity that directly or indirectly controls the Customer, or by an entity directly or indirectly controlled by the Customer, then the Customer shall provide written notice to ACE*COMM of such transfer or assignment, but ACE*COMM's consent to such transfer or assignment shall not be required. ACE*COMM shall not transfer, assign, subcontract or delegate its rights, licenses and obligations under this Agreement without the Customer's prior written consent (which consent shall not be unreasonably withheld) and any attempt to the contrary shall be void. This Agreement is binding upon and is enforceable by the parties and their authorized successors and assigns. Except as otherwise provided in this Section 19, neither party may assign this Agreement or any of its rights or obligations hereunder without the written consent of the other party and any attempt to do so shall be void and of no legal effect. In any permitted transfer, assignment or subcontracting of this Agreement, the transferring, assigning or subcontracting party shall remain liable and responsible for all transferred, assigned or subcontracted rights and obligations.

20. FORCE MAJEURE. Excluding any of the Customer's payment obligations under this agreement, neither party shall be liable for delays or failure to perform as a direct result of causes beyond its reasonable control, including Acts of God (fire, storm, floods, earthquakes, etc.), civil disturbances or disruption of telecommunications or other essential services, or inability to use any third party-supplied software for the purposes contemplated herein.

21. COMPLIANCE WITH EXPERT REGULATIONS. Customer shall obtain in a timely manner all necessary or appropriate licenses, permits or other governmental authorizations or approvals and shall comply with all foreign or domestic laws, regulations or requirements pertaining to the importation, exportation, or use of the Processing Services, software, equipment, technology or Data to be provided herein. Absent such governmental authorization, the Customer shall not directly or indirectly export or re-export any such Processing Services, software, equipment, technology or Data to Afghanistan, the People's Republic of China or any Group Q.S.W.Y or Z country specified in Supplement 1 to
         Part 770 of the U.S. Export Administration Regulations. This provision and the assurances made herein shall survive termination of this Agreement.

22. MISCELLANEOUS. This document and the accompanying Schedules, which are hereby incorporated by reference in its entirety, constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all other communications, whether written or oral. This Agreement may be modified or amended only by a writing signed by the party against whom enforcement is sought. Any provision hereof found by a tribunal of competent jurisdiction to be illegal or unenforceable shall be automatically conformed to the minimum requirements of law and all other provisions shall remain in full force and effect. Waiver of any provision hereof in one instance shall not preclude enforcement thereof on future occasions. Headings are for reference purposes only and have no substantive effect.

         IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.


LOGIX COMMUNICATIONS                             ACE*COMM CORPORATION
CORPORATION

A subsidiary of Dobson Wireline Company          By: /s/ THOMAS V. RUSSOTTO
                                                    ---------------------------

By: /s/ WILLIAM HOFFMAN                          Name:   THOMAS V. RUSSOTTO
   -----------------------------------                -------------------------

Name:   WILLIAM HOFFMAN                          Title:  VICE PRESIDENT
     ---------------------------------                 ------------------------

Title: CHIEF OPERATING OFFICER                   Date:      6/30/98
      --------------------------------                -------------------------

Date:        6/30/98
     ---------------------------------

SCHEDULE OF REMOTE ACCESS EQUIPMENT

Subpart A. Supplied by ACE*COMM

            None identified at this time.


Subpart B. Supplied at this time.

            None identified at this time.



SCHEDULE OF EMPLOYEES


         COMPANY               POSITION                           NAME
         -------               --------                           ----

         ACE*COMM              Coordinator
                               Account Manager
         Customer              Point of Contact


SCHEDULE OF SOFTWARE

Subpart A. Standard Library of Software
ACE*COMM shall provide data center operations software as required to support the Schedule of Processing Services (the "Standard Library of Software"). Operations software includes data processing support software such as tape logging, bulk file transfer within ACE*COMM, database software for ACE*COMM computers, applications/reports for transaction count verification etc.

Subpart B. Software Subject to a Surcharge
ACE*COMM shall also provide any third-party product as required to support the Schedule of Processing Services (the "Software Subject to a Surcharge") at the price indicated in the Schedule of Prices.


SCHEDULE OF APPLICATION SERVICES

Per document number T98JMT0786, REV. 2; Rev. 2 which may be modified from time to time as mutually agreed by the parties.

SCHEDULE OF PRICES

Per document number T98.JMT.0676, Rev. 2 Statement of Work/Pricing

Software Subject to a Surcharge: Customer Approved Software at Cost Plus 30%


Billable Transactions


Call Processing and Bill Invoicing Charges charged against $12,500 process minimum

                    ITEM                  DESCRIPTION
                    ----                  -----------

             Monthly CDR Volume           Price
         0-1,000,000                        $   0.008000
         1,000,001-3,000,000                $   0.007500
         3,000,001-5,000,000                $   0.007000
         5,000,001-10,000,000               $   0.006000
         10,000,001-15,000,000              $   0.005500
         15,000,001-25,000,000              $   0.005000
         25,000,001-50,000,000              $   0.004500
         50,000,001-100,000,000             $   0.004250
         100,000,001+                       $   0.004000

                                 INVOICE * CHARGES             MISC PROCESSING

         ITEM                                   PRICE          Tape Handling Charge      $20 In/Out
         Summary Page                       $      0.450
         Additional Page (B&W)              $      0.055       Tapes at Cost
                                                               Mail transport at Cost
                                                               Transmission/Network at Cost


         CDR                                      PRICE
         (AMA,EMI/EMR,CARE ETC.)
         OUTPUT
         Diskette                                  50.00
         CD                                        50.00
         Magnetic Cartridge                       125.00

NOTE: MONTHLY MINIMUM OF $1.50 PLUS POSTAGE PER STATEMENT. POSTAGE IS NOT INCLUDED IN THE MONTHLY MINIMUM.

TRANSPORTATION CHARGES

As required at cost plus 10%

OTHER CHARGES

ACE*COMM Supplied Equipment as required plus 30%

Customer Supplied Equipment Plus 10%

Software and integration cost plus 30%

TERMINATION FEE

Total remaining Minimum Monthly Service Fees plus the Migration Fee, if any. The Migration Fee shall be calculated in accordance with the following rates:


     LABOR CATEGORY                 HOURLY RATE YEAR 1      HOURLY RATE YEAR 2-4
     --------------                 ------------------      --------------------
     DATA PROCESSING PERSONNEL                              Current proposed standard
     Operations Project Manager     $100.00                 rates for data processing
     Operations Staff               $ 60.00                 services

     SYSTEMS PERSONNEL                                      Current proposed standard
     Project Manager                $ 150.00                rates for data processing
     Engineering Staff              $ 120.00                services

                         SCHEDULE OF PROCESSING SERVICES

The following represents the Processing Services referred to in Section 1(a) ("Computer Processing Services"):

1. OPERATIONS SUPPORT.

      (a) PRODUCTION. ACE*COMM shall monitor, schedule, or otherwise initiate batch jobs on behalf of the Customer as shown in the following Billing Data Processing Responsibility Matrix. Summary Reports and logs will be reviewed and the Customer will be notified of any problems.

      (b) PRODUCTION BATCH. Unless otherwise agreed in writing, the Customer's schedule for batch jobs will be the same schedule in existence prior to implementation of ACE*COMM processing or if none is in existence, as mutually agreed per Data Center Services Guide, as mutually agreed. Where input is required from the Customer for job scheduling functions, such input from Customer will be forwarded to ACE*COMM in hard copy form or via facsimile in a timely manner as scheduled. ACE*COMM reserves the right to automate the manual initiation of batch jobs where possible. ACE*COMM operators will notify the Customer of abnormal job termination and perform job reruns and restarts under established guidelines directed and approved by Customer.
          The Customer will review end-of-cycle reports and status and authorize close of each billing cycle in writing. Such authorization will be forwarded to ACE*COMM via facsimile or E-mail.
          Data Processing requirements for Access Billing have not yet been defined.
          ACE*COMM Data Center services rendered to support this function will be priced separately.
          The attached BILLING DATA PROCESSING RESPONSIBILITY MATRIX provides the specific run time activities.

      (c) CUSTOMER SERVER SYSTEM ADMINISTRATION. Per Responsibility Matrix, ACE*COMM shall address the following system administrator functions for the Customer NetPlus server within the Data Processing Services
          Guide:

                (I)    Maintain Network Configuration Files
               (II)    Maintain Netplus Configuration File
              (III) Server Maintenance to include coordinating shutting down and booting the server.
               (IV)    User Maintenance
                (V)    Maintain Access Control of Server Applications
               (VI)    Maintain Background Jobs
              (VII)    Monitor System Logs
             (VIII)    Maintain NetPlus Environment Variables
               (IX) Database Management to include Starting and Stopping ORACLE, mounting, dismounting the ORACLE database, monitoring real-time use and performance of the ORACLE database, and performing backup and recovery of database logs and data.
                (X)    Disk Management to include allocation and reallocation
                       of permanent, temporary, and work data sets, data
                       compression, data purging, and other required tasks. Customer retains responsibility for network administration and client workstation administration.

      (d) SUBSCRIBER INVOICES. ACE*COMM shall perform printing, packaging, and mailing of the Customer invoices. Subscriber invoices will be printed two-sided on pre-printed 8 1/2" by 11" paper stock. The first page of each invoice shall be perforated with a logo banner pre-printed at the top of the page. The first page of each invoice section shall have a logo banner and a colored box for insert of the section title preprinted at the top of the page. The continuation pages of each section shall have only a logo banner pre-printed at the top of the page. Subscriber invoices shall be packaged unbound. ACE*COMM shall purchase from Customer approved vendors sufficient pre-printed paper stock, mailing envelopes, return envelopes, and magnetic media to support each bill run. The Customer is responsible for providing a camera-ready image of the logo banner to be printed on the pre-printed paper. Magnetic media shall include diskette, 9-track tape, and CDROM. ACE*COMM reserves the right to outsource the printing, packaging, and mailing. Any customer requirements outside of this standard will be priced separately.

      (e) OUTGOING TAPE GENERATION. ACE*COMM shall perform all outgoing tape and other external media processing functions, including mounts and dismounts, and logging the tape generation and tape shipment to third parties.

      (f) EXTERNAL MEDIA MANAGEMENT. ACE*COMM shall perform all tape and other external media processing functions, including logging receipt and shipment, mounts, dismounts, on-site storage and off-site vaulting of tapes and other external media received from third parties for Customer processing. All such tapes and external media will be stored in a physically secured environment at the ACE*COMM Data Center. Processed tapes and external media will be archived to off-site vaulting on a weekly basis. The Customer will provide ACE*COMM with written instructions for retention of tapes in off-site vaulting.

      (g) CUSTOMER SERVER SYSTEM BACKUP AND RESTORE. ACE*COMM shall perform a weekly backup of the Customer NetPlus server database and data files to magnetic tape and a full backup of the NetPlus server monthly. The Customer shall provide for mounting and dismounting of tapes and shipment of monthly tapes to ACE*COMM for off-site vault archiving, All backup tape receipts and distributions will be logged. All backup and recovery operations will be coordinated with customer. Customer retains responsibility for client workstation backup and restore.

      (h) CUSTOMER DISASTER RECOVERY. ACE*COMM shall provide disaster recovery support for the Customer in the event of a catastrophe, ACE*COMM will make available resources, including space, operations staff, and operations equipment at a cost to be determined when and if such support is required.

      (i) DATA CENTER ENVIRONMENT. ACE*COMM shall provide a secure processing environment for data center facilities. ACE*COMM shall provide secured access to operations equipment. Systems used for Customer processing shall be provided with a UPS system for system operation for not less than one hour for all data center equipment used in support of service level agreements.

      (j) DATA CENTER PROCESS CONTROL. ACE*COMM shall provide for logging of all processing tasks performed with reports each month to the Customer. This activity will provide the basis for billing/invoicing the Customer for services rendered under this contract. ACE*COMM and the Customer will establish-logging and monthly criteria prior to the commencement of operations for the Customer.

      (k) CUSTOMER SERVER STARTUP/SHUTDOWN. ACE*COMM will control the startup and shutdown of all NetPlus Server processing functions at the direction of Customer. ACE*COMM will notify Customer's users of any unscheduled startup or shutdown of server processing.

      (l) CUSTOMER SYSTEM AND SUBSYSTEM MONITORING AND MANAGEMENT. ACE*COMM will be responsible for installing, maintaining, and administering all system or subsystem level monitoring and management software. Customer retains responsibility for any application level monitoring and management such as database transaction logging to allow database restore.

      (m) CUSTOMER SYSTEM UPGRADES. Customer hardware and software upgrades shall be coordinated with ACE*COMM to ensure compatibility of operations between the Customer Site and the Data Center.

      (n) PRIORITIES. Customer will determine the task priorities for both batch and online processing services. ACE*COMM will administer services provided according to Customer priorities.

      (o) HELP DESK. ACE*COMM will provide the following Help Desk services:

            (i) Customer will initiate trouble reports through its designated representative(s) by contacting the Help Desk at the telephone number listed in the Customer Guide;

            (ii) ACE*COMM will log and classify all reported problems. ACE*COMM will address all reported problems regarding network and system availability, response time, terminal and printer resets and any other such problem reasonably classified by ACE*COMM as system related. ACE*COMM will enlist Customer's information services staff when necessary to assist in the resolution of these problems. For both online and batch application problems, ACE*COMM will contact the designated Customer personnel for resolution of such application related problems. If the designated Customer personnel are not available, the parties shall follow the "escalation procedures" set forth in the Customer Guide;

            (iii) Terminal and printer hardware problems and any problems related to Customer's applications will be forwarded to Customer's operations or applications staff. If ACE*COMM cannot contact the appropriate Customer personnel, the parties shall follow the "escalation procedures" set forth in the Customer Guide.

            (iv) All reported problems will be entered into a shared problem database accessible only by the Customer and the ACE*COMM Data Center's operations and technical services staff. The shared database will allow both ACE*COMM and the Customer to track the resolution of reported problems.


      p. Additional Services.
            (i) Professional Services. Any professional services specifically requested and approved in writing by the Customer will be billed at the ACE*COMM Data Center's then current proposed rates for such services. ACE*COMM will bill the Customer for its reasonable out-of-pocket expenses incurred in connection with providing professional services to the Customer.
            (ii) Other Services. Additional hardware, software, telecommunications, travel or other services or deliverables beyond the scope of activities contemplated in this Schedule and which have been requested and approved by the Customer, will be billed separately by the ACE*COMM Data Center.

                               BILLING DATA PROCESSING RESPONSIBILITY MATRIX


==============================================================================================================
TASK                             RESPONSIBLE              PROCESSING            FREQUENCY            QUANTITY
                                                          LOCATION
--------------------------------------------------------------------------------------------------------------
Maintain Account Classes         Customer                 Customer              As                   As
                                                                                Required             Required
--------------------------------------------------------------------------------------------------------------
Maintain General Ledger Codes    Customer                 Customer              As                   As
                                                                                Required             Required
--------------------------------------------------------------------------------------------------------------
Maintain Transaction Codes       Customer                 Customer              As                   As
                                                                                Required             Required
--------------------------------------------------------------------------------------------------------------
Maintain Accounts                Customer                 Customer              As                   As
                                                                                Required             Required
--------------------------------------------------------------------------------------------------------------
Change/Merge Accounts            Customer                 Customer              As                   As
                                                                                Required             Required
--------------------------------------------------------------------------------------------------------------
Define Billing Hierarchy         Customer                 Customer              As                   As
                                                                                Required             Required
--------------------------------------------------------------------------------------------------------------
Display Account Balances         Customer                 Customer              As                   As
                                                                                Required             Required
--------------------------------------------------------------------------------------------------------------
Generate Account Report          Customer                 Customer              As                   As
                                                                                Required             Required
--------------------------------------------------------------------------------------------------------------
Generate Account Roll-Up Report  Customer                 Customer              As                   As
                                                                                Required             Required
--------------------------------------------------------------------------------------------------------------
Generate Account Equipment       Customer                 Customer              As                   As
Summary Report                                                                  Required             Required
--------------------------------------------------------------------------------------------------------------
Maintain Tax Schemes             Customer                 Customer              As                   As
                                                                                Required             Required
--------------------------------------------------------------------------------------------------------------
Associate Tax Schemes with       Customer                 Customer              As                   As
Accounts, Item Codes, or                                                        Required             Required
Transaction Types
--------------------------------------------------------------------------------------------------------------
Maintain Payments/Credits and    Customer                 Customer              As                   As
Supplemental Charge                                                             Required             Required
Transactions
--------------------------------------------------------------------------------------------------------------
Display Account Transactions     Customer                 Customer              As                   As
                                                                                Required             Required
--------------------------------------------------------------------------------------------------------------
Generate Account Activity        Customer                 Customer              As                   As
Report                                                                          Required             Required
--------------------------------------------------------------------------------------------------------------
Generate Transaction Summary     Customer                 Customer              As                   As
Report                                                                          Required             Required
--------------------------------------------------------------------------------------------------------------
Generate Transaction Detail      Customer                 Customer              As                   As
Report                                                                          Required             Required
--------------------------------------------------------------------------------------------------------------
Maintain the Flat Rate Table     Customer                 Customer              As                   As
                                                                                Required             Required
--------------------------------------------------------------------------------------------------------------
Maintain Dialing Plans           Customer                 Customer              As                   As
                                                                                Required             Required
==============================================================================================================

                                                                         Page 21


==============================================================================================================
Load  Rate Tables                Customer                 Customer              As                   As
                                                                                Required             Required
--------------------------------------------------------------------------------------------------------------
Maintain Time Period Tables      Customer                 Customer              As                   As
                                                                                Required             Required
--------------------------------------------------------------------------------------------------------------
Maintain Currency Conversion     Customer                 Customer              As                   As
Rates                                                                           Required             Required
--------------------------------------------------------------------------------------------------------------
Maintain From-Telephone Number   Customer                 Customer              As                   As
Translations                                                                    Required             Required
--------------------------------------------------------------------------------------------------------------
Maintain Country Rates           Customer                 Customer              As                   As
                                                                                Required             Required
--------------------------------------------------------------------------------------------------------------
Maintain Polling Control         ACE*COMM                 Customer              As                   As
Parameters                                                                      Required             Required
--------------------------------------------------------------------------------------------------------------
Maintain Polling Jobs            ACE*COMM                 Customer              As                   As
                                                                                Required             Required
--------------------------------------------------------------------------------------------------------------
Show Polling Job Status          ACE*COMM                 Customer              As                   As
                                                                                Required             Required
--------------------------------------------------------------------------------------------------------------
Start Polling Jobs               ACE*COMM                 Customer              As                   As
                                                                                Required             Required
--------------------------------------------------------------------------------------------------------------
Stop Polling Jobs                ACE*COMM                 Customer              As                   As
                                                                                Required             Required
--------------------------------------------------------------------------------------------------------------
View/Print the Polling Log       ACE*COMM                 Customer              As                   As
                                                                                Required             Required
--------------------------------------------------------------------------------------------------------------
Display the Polling Activity     ACE*COMM                 Customer              As                   As
Log                                                                             Required             Required
--------------------------------------------------------------------------------------------------------------
Delete the Polling Activity      ACE*COMM                 Customer              As                   As
Log                                                                             Required             Required
--------------------------------------------------------------------------------------------------------------
Display/Print the Rating         ACE*COMM                 Customer              As                   As
Log for Polling Activity                                                        Required             Required
--------------------------------------------------------------------------------------------------------------
Maintain Call Detail Records     Customer                 Customer              As                   As
                                                                                Required             Required
--------------------------------------------------------------------------------------------------------------
Correct Rejected Call Records    Customer                 Customer              As                   As
                                                                                Required             Required
--------------------------------------------------------------------------------------------------------------
Generate the Rejected Call       Customer                 Customer              As                   As
Record Reports                                                                  Required             Required
--------------------------------------------------------------------------------------------------------------
Recycle Rejected Calls           ACE*COMM                 Data                  As                   As
                                                          Center                Required             Required
--------------------------------------------------------------------------------------------------------------
Generate Station Message Detail  Customer                 Customer              As                   As
Reports                                                                         Required             Required
--------------------------------------------------------------------------------------------------------------
Rate Calls Interactively         Customer                 Customer              As                   As
                                                                                Required             Required
--------------------------------------------------------------------------------------------------------------

==============================================================================================================

                                                                         Page 22


==============================================================================================================
TASK                             RESPONSIBLE              PROCESSING            FREQUENCY            QUANTITY
                                                          LOCATION
--------------------------------------------------------------------------------------------------------------
Maintain Electronic Media Jobs   ACE*COMM                 Data                  As                   As
                                                          Center                Required             Required
--------------------------------------------------------------------------------------------------------------
Load Internet Usage Media        ACE*COMM                 Data                  As                   As
and Rate                                                  Center                Required             Required
--------------------------------------------------------------------------------------------------------------
View/Print the Internet Usage    ACE*COMM                 Data                  As                   As
Media Log                                                 Center                Required             Required
--------------------------------------------------------------------------------------------------------------
View/Print the Rating Log for    ACE*COMM                 Data                  As                   As
Internet Usage                                            Center                Required             Required
--------------------------------------------------------------------------------------------------------------
Load IXC Tape and Rate           ACE*COMM                 Data                  As                   As
                                                          Center                Required             Required
--------------------------------------------------------------------------------------------------------------
View/Print the IXC Tape Log      ACE*COMM                 Data                  As                   As
                                                          Center                Required             Required
--------------------------------------------------------------------------------------------------------------
View/Print the Rating Log for    ACE*COMM                 Data                  As                   As
IXC                                                       Center                Required             Required
--------------------------------------------------------------------------------------------------------------
Load ILEC EMR Tape and Rate      ACE*COMM                 Data                  As                   As
                                                          Center                Required             Required
--------------------------------------------------------------------------------------------------------------
View/Print the ILEC EMR Tape     ACE*COMM                 Data                  As                   As
Log                                                       Center                Required             Required
--------------------------------------------------------------------------------------------------------------
View/Print the Rating Log for    ACE*COMM                 Data                  As                   As
ILEC EMR                                                  Center                Required             Required
--------------------------------------------------------------------------------------------------------------
Load ILEC AMA Tape and Rate      ACE*COMM                 Data                  As                   As
                                                          Center                Required             Required
--------------------------------------------------------------------------------------------------------------
View/Print the ILEC AMA Tape     ACE*COMM                 Data                  As                   As
Log                                                       Center                Required             Required
--------------------------------------------------------------------------------------------------------------
View/Print the Rating Log for    ACE*COMM                 Data                  As                   As
ILEC AMA                                                  Center                Required             Required
--------------------------------------------------------------------------------------------------------------
Load ILEC Tape and Rate          ACE*COMM                 Data                  As                   As
                                                          Center                Required             Required
--------------------------------------------------------------------------------------------------------------
View/Print the ILEC Tape Log     ACE*COMM                 Data                  As                   As
                                                          Center                Required             Required
--------------------------------------------------------------------------------------------------------------
View/Print the Rating Log for    ACE*COMM                 Data                  As                   As
ILEC                                                      Center                Required             Required
--------------------------------------------------------------------------------------------------------------
Load DS1 Usage Media and Rate    ACE*COMM                 Data                  As                   As
                                                          Center                Required             Required
--------------------------------------------------------------------------------------------------------------
View/Print the DS1 Usage Media   ACE*COMM                 Data                  As                   As
Log                                                       Center                Required             Required
--------------------------------------------------------------------------------------------------------------
View/Print the Rating Log for    ACE*COMM                 Data                  As                   As
DS1                                                       Center                Required             Required
--------------------------------------------------------------------------------------------------------------
Load Media and Rate              ACE*COMM                 Data                  As                   As
                                                          Center                Required             Required
--------------------------------------------------------------------------------------------------------------
View/Print the Media Log         ACE*COMM                 Data                  As                   As
                                                          Center                Required             Required
==============================================================================================================

----------------------------------------------------------------------------------------------
TASK                                   RESPONSIBLE      LOCATION    FREQUENCY    QUANTITY
----------------------------------------------------------------------------------------------
View/Print the Rating Log              ACE*COMM         Data        As           As Required
                                                        Center      Required
----------------------------------------------------------------------------------------------
Load Usage Media and Rate              ACE*COMM         Data        As           As Required
                                                        Center      Required
----------------------------------------------------------------------------------------------
View/Print the Usage Media Log         ACE*COMM         Data        As
                                                        Center      Required     As Required
----------------------------------------------------------------------------------------------
View/Print the Rating Log for Usage    ACE*COMM         Data        As
                                                        Center      Required     As Required
----------------------------------------------------------------------------------------------
Load EMR Tape and Rate                 ACE*COMM         Data        As
                                                        Center      Required     As Required
----------------------------------------------------------------------------------------------
View/Print Tape Log                    ACE*COMM         Data        As
                                                        Center      Required     As Required
----------------------------------------------------------------------------------------------
View/Print the Rating Log              ACE*COMM         Data        As
                                                        Center      Required     As Required
----------------------------------------------------------------------------------------------
Generate CMDS Tape                     ACE*COMM         Data        monthly      1 tape
                                                        Center
----------------------------------------------------------------------------------------------
Generate OUTCOLLECT Tapes              ACE*COMM         Data        monthly      1 tape
                                                        Center
----------------------------------------------------------------------------------------------
Generate CABS Tapes                    ACE*COMM         Data        monthly      1 tape
                                                        Center
----------------------------------------------------------------------------------------------
Generate Invoices for Carriers                                      monthly      As Required
----------------------------------------------------------------------------------------------
Load Rate Tapes                        ACE*COMM         Data        monthly      1 tape
                                                        Center
                                                        Customer
----------------------------------------------------------------------------------------------
Update the Billing Cycle               ACE*COMM         Customer    As           As Required
                                                                    Required
----------------------------------------------------------------------------------------------
Customize the Billing Statement Text   Customer         Customer    As           As Required
                                                                    Required
----------------------------------------------------------------------------------------------
Trial Billing Cycle Close              Customer         Customer    As           As Required
                                       ACE*COMM                     Required
----------------------------------------------------------------------------------------------
Close the Toll Cycle                   Customer         Customer    As           As Required
                                       ACE*COMM                     Required
----------------------------------------------------------------------------------------------
Show the Progress of                   ACE*COMM         Customer    As           As Required
End-of Cycle Process                                                Required
----------------------------------------------------------------------------------------------
Terminate the End-of-                  ACE*COMM         Customer    As           As Required
Cycle Process                                                       Required
----------------------------------------------------------------------------------------------
Display/Print/Review                   Customer         Customer    As           As Required
the Toll Close Report                  ACE*COMM                     Required
----------------------------------------------------------------------------------------------
Close the Billing Cycle                Customer         Customer    As           As Required
                                       ACE*COMM                     Required
----------------------------------------------------------------------------------------------
Show the Progress of                   ACE*COMM         Customer    As           As Required
Close Billing Cycle Processs                                        Required
----------------------------------------------------------------------------------------------
Review the Close Billing Cycle         Customer         Data        weekly       Once
Billing Cycle
----------------------------------------------------------------------------------------------

                                                                       Page 24

----------------------------------------------------------------------------------------------
TASK                                   RESPONSIBLE      LOCATION    FREQUENCY    QUANTITY
----------------------------------------------------------------------------------------------
Report                                 ACE*COMM         Center
                                                        Customer
----------------------------------------------------------------------------------------------
Show On-Line Billing History Data      Customer         Customer    As           As Required
                                                                    Required
----------------------------------------------------------------------------------------------
Generate Printed Subscriber Bills      ACE*COMM         Data        weekly
                                                        Center
----------------------------------------------------------------------------------------------
Generate Subscriber Bills to           ACE*COMM         Data        weekly
Electronic Media                                        Center
----------------------------------------------------------------------------------------------
Generate the Aged Account Report       Customer         Customer    As           As Required
                                                                    Required
----------------------------------------------------------------------------------------------
Generate the Expense Recovery          Customer         Customer    As           As Required
Analysis Report                                                     Required
----------------------------------------------------------------------------------------------
File Transfer Usage Detail from Date   ACE*COMM         Data        daily        Once
Center to Customer Site                                 Center
                                                        Customer
----------------------------------------------------------------------------------------------
File Transfer BAF data from            ACE*COMM         Data        daily        Once
Customer Site to Data Center                            Center
                                                        Customer
----------------------------------------------------------------------------------------------
Transfer End of Cycle Data from        ACE*COMM         Data        weekly       Once
Customer Site to Data Center                            Center
                                                        Customer
----------------------------------------------------------------------------------------------
Transfer Invoice Image to Customer     ACE*COMM         Data        weekly       Once
site for Invoice Inquiry                                Center
----------------------------------------------------------------------------------------------

                              Amendment to Contract

IAW pare xxxx of contact yyyy between Logix Communications Enterprises, Inc. and ACECOMM, Inc., the following amendments are agreed to supplement and/or extend the provisions of the existing contract.

Purpose: The existing contract was structured to support a business model of "customer and vendor." The speed of growth in the Competitive Local Exchange, CLEC, market as well as changes in organization within both companies has revealed the necessity of making fundamental changes in the relationship between the two companies as documented in the initial contract. This amendment codifies the new relationship.

1. Logix and AceComm will enter a co-development effort to improve the purchased products as a CLEC Operational Support System, 0SS. AceComm shall have full and unrestricted intellectual property rights to the software code and concepts or ideas, implemented or not, of this amendment. AceComm shall maintain the right to make the 0SS available commercially without restriction. Logix will make available its subject matter experts (SMEs), provide testing of mutually agreed ideas and Logix developed software. As a co-development, both teams shall share ideas, concepts, methodology, software, and implementation towards the joint goal of improving and scaling the 0SS as the dominant, integrated system available in the market.

2. AceComm/Logix shall establish a co-development team which shall review each concept and decide whether it is Logix only; AceComm only; or Team requirement; For company only requirements, the company desiring the change shall bear the costs of development. AceComm only ideas shall be available to Logix thru software maintenance updates. Logix only code shall be made available to AceComm for inclusion in the base product at their discretion. When AceComm develops Logix required software, it will be at the current contract rates. Team requirements will be funded by Logix on a cost (non-profit) basis and may be performed by either ACECOMM or Logix development staff.

3. AceComm shall provide Logix complete access to the existing base program(s), their logic, development tools and support programs. Logix shall treat this access as AceComm proprietary and shall not release any information to outside sources without AceComm's specific permission. AceComm shall maintain configuration control of all software changes, regardless of origination.

4. This agreement shall remain in place for a period of eighteen months unless terminated by mutual agreement. At the end of the period of performance AceComm shall have the right to all developments, regardless of funding source or company of conception. Logix shall be given source code and all development information on the software version currently in use by Logix, including Logix work in process. This agreement may be extended in six month increments if mutually agreed.